As filed with the Securities and Exchange Commission on September 28, 2006

Securities Act Registration No. 333-22467

Investment Company Act File No. 811-08073

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 15

State Farm Variable Product Trust

(Exact name of Registrant as Specified in Charter)

Three State Farm Plaza, Bloomington, Illinois	61791-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (888) 702-2307

Alan Goldberg
Bell Boyd & Lloyd LLC
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	Immediately upon pursuant to rule 485(b)

☐	on May 1, 2006 pursuant to rule 485(b)

☒	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

State Farm Variable Product Trust

•	Money Market Fund
•	Large Cap Equity Index Fund
•	Small Cap Equity Index Fund
•	International Equity Index Fund
•	Large Cap Equity Fund
•	Small/Mid Cap Equity Fund
•	International Equity Fund
•	Bond Fund
•	Stock and Bond Balanced Fund

The Securities and Exchange Commission has not approved or disapproved the shares of the funds or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS—December 1, 2006

INTRODUCTION

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios or ‘‘Funds.’’ Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. The difference in tax treatment or other considerations may cause the interests of the various policy owners to conflict and the Trust’s Board of Trustees monitors each portfolio for any material conflict and determines what, if any, action may be taken. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. This prospectus describes each Fund—please read it and retain it for future reference.

The Funds have different levels of short-term risk—the likely volatility of a Fund’s total return and its potential for gain or loss over a relatively short time period. In the opinion of State Farm Investment Management Corp., the investment adviser to the Funds, the relative short-term risk of each of the Funds is shown on a spectrum like this:

While historical performance is no guarantee of future results, an historical observation has been made that lower short-term risk may lead to lower returns over long time periods. Accordingly, investors should consider their investment time horizon (the length of time that an investor expects to hold an investment) in deciding the amount of short-term risk that they are willing to tolerate. The longer the investors’ time horizon is, the more short-term risk they may be willing to tolerate in seeking to achieve their investment goals.

All risk is not the same.

Different types of mutual funds (for example, stock funds versus bond funds) are subject to different types of risk. Each Fund, to varying degrees, is subject to several types of risk, including the following:

Credit Risk—The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation.

Interest Rate Risk—The risk of a decline in market value of an interest bearing instrument due to changes in interest rates. For example, a rise in interest rates typically will cause the value of a fixed rate security to fall. On the other hand, a decrease in interest rates will cause the value of a fixed rate security to increase.

Liquidity Risk—The risk that a security or other investment may be difficult or impossible to sell at the time the Fund would like to sell it for the value the Fund has placed on it.

Management Risk—The risk that a strategy used by a Fund’s investment adviser may fail to produce the desired result. This risk is common to all mutual funds.

Market Risk—The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Valuation Risk—The risk that a Fund has valued certain securities at a higher price than it can sell them for. This risk is common where the security is from a relatively new issuer with little or no previous market history and a mutual fund’s management is called upon to assign a value to the security.

The risk spectrum is intended to be used for comparative purposes only and is not an indicator of future volatility or performance.

MONEY MARKET FUND

Investment Objective—The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

Investment Adviser—State Farm Investment Management Corp. (“SFIM”)

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

Unlike most other mutual funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. This Fund invests exclusively in short-term U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

RISKS

What are the main risks of investing in the Money Market Fund?

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, every investment involves some level of risk.

As with any money market mutual fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a remote possibility that the Fund’s share value could fall below $1.00, which could reduce the value of your account.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.

How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table shows the Fund’s average annual total returns for the periods listed. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 1.54%,

during the fourth quarter of 2000.

Worst quarter: 0.14%,

during the second quarter of 2004.

The following table shows the average annual total return on an investment in the Fund for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/29/98.

Money Market Fund
From inception to 12/31/2005	3.11%
5 year	1.85%
1 year	2.74%

The Money Market Fund’s current 7-day yield on December 31, 2005 was 4.27%.

INVESTOR PROFILE

Who should consider investing in the Money Market Fund?

You May Want to Consider Investing in This Fund If You:

•	require stability of principal

•	are seeking an investment for the cash portion of an asset allocation program

•	are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

•	consider yourself a saver rather than an investor

•	are participating in a dollar cost averaging program under your variable universal life insurance or deferred annuity contract

You May Not Want to Invest in This Fund If You:

•	are seeking an investment that is likely to outpace inflation

•	are investing for retirement or other longer term goals

•	are investing for growth or maximum current income

EQUITY INDEX FUNDS—

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

The Large Cap, Small Cap, and International Equity Index Funds are equity index Funds that invest mostly in stocks. By investing in a broad range of stocks within a specific index (a “benchmark index”), each of these Funds seeks to match the performance of its benchmark index, whether that index goes up or down.

What Is An Equity Index?

An equity index is an unmanaged group of stocks used to measure and report changes in a particular market. An index may be comprised of many stocks and designed to be representative of the overall market, or made up of a smaller number of stocks and designed to reflect a particular industry or market sector. The composition of an index is determined by the criteria set by the index (i.e., market capitalization) rather than an investment strategy developed by an investment adviser like SFIM. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often does, change.

An investment in an equity index Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVES

Large Cap Equity Index Fund—The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks® (the “S&P 500”)(1) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

Small Cap Equity Index Fund—The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index® (the “Russell 2000”)(2). This Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

(1)	“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Large Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. For more information regarding the S&P 500 Index, see the Trust’s Statement of Additional Information.
(2)	The Russell 2000® Small Stock Index is a trademark/service mark, and RussellTM is a trademark, of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. For more information regarding the Russell 2000 Index, see the Trust’s Statement of Additional Information.

International Equity Index Fund—The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index® (the “EAFE Free”)(3). This Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

The providers of the benchmark indices calculate those indexes without taking the Funds into account, and do not sponsor or endorse the Funds in any way.

Investment Adviser—SFIM

Investment Sub-Adviser—Barclays Global Fund Advisors (“Barclays”)

INVESTMENT STRATEGIES

How do the equity index Funds pursue their respective investment objectives?

Barclays does not manage the equity index Funds according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a “passive” or indexing investment approach for each equity index Fund. As a passive manager, Barclays seeks to achieve investment performance that is similar to a benchmark index. Barclays selects stocks for an equity index Fund’s portfolio so that the investment portfolio of that Fund is as similar as possible to that of its benchmark.

Each equity index Fund attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that comprise the applicable benchmark index in a manner that is expected to approximate the performance of the benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index and will at all times invest a substantial portion of its total assets in such stocks.

RISKS

What are the main risks of investing in an equity index Fund?

Each equity index Fund has risks that are unique to the issuers of the securities in which it invests. The equity index Funds are subject to market risk and there is a risk that you will lose money by investing in these Funds. For a more detailed discussion of the risks associated with each equity index Fund and the portfolio securities of each equity index Fund, please

(3)	The EAFE® Free Index is the exclusive property of Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty regarding the advisability of investing in the Fund. For more information regarding the EAFE® Free Index, see the Trust’s Statement of Additional Information.

refer to the section entitled “How the Funds Invest—Equity Index Funds” later in this prospectus.

•	Each equity index Fund attempts to match the performance of its respective benchmark index, but there is no guarantee that any of the Funds will be able to do so.

•	Because the Small Cap and International Equity Index Funds do not invest in every security in their benchmark index, the Small Cap and International Equity Index Funds will not track their benchmark indices with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. To learn more about how the equity index Funds select the stocks in which they invest, please read the section entitled “How the Funds Invest—Equity Index Funds” later in this prospectus.

•	The equity index Funds try to stay fully invested at all times. Even when stock prices are falling, the equity index Funds will stay fully invested and the net asset value for any Fund may decline more than that Fund’s benchmark index.

Are there any specific risks associated with investing in securities of small capitalization issuers?

•	Yes. Small capitalization companies may not have the financial strength to do well in difficult times, or may have limited product lines. The stocks of small issuers are often more volatile than the stocks of large companies.

Do any of the equity index Funds invest in securities issued by foreign companies?

•	Yes. The International Equity Index Fund invests all of its assets in foreign companies, and the Large Cap Equity Index Fund may make foreign investments. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates.

How has the Large Cap Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 15.22%,

during the second quarter of 2003.

Worst quarter: -17.28%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/22/98.

	Large Cap Equity Index Fund	S&P 500 Index*
From inception to 12/31/2005	4.57%	4.92%
5 year	0.21%	0.54%
1 year	4.57%	4.91%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Large Cap Equity Index Fund. Unlike an investment in the Large Cap Equity Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

How has the Small Cap Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 22.85%,

during the second quarter of 2003.

Worst quarter: -21.51%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/29/98.

	Small Cap Equity Index Fund	Russell 2000 Index*
From inception to 12/31/2005	6.57%	7.09%
5 year	7.75%	8.22%
1 year	4.25%	4.55%

*	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

How has the International Equity Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 19.13%,

during the second quarter of 2003.

Worst quarter: -19.81%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/22/98.

	International Equity Index Fund	EAFE Free Index*
From inception to 12/31/2005	5.67%	6.08%
5 year	4.10%	4.55%
1 year	13.44%	13.54%

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of 16 European countries, Australia, New Zealand, Hong Kong, Japan, and Singapore, and takes into account local market restrictions on share ownership by foreigners. The EAFE® Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in an equity index Fund?

You May Want to Invest in An Equity Index Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

•	want to invest in stocks, but with an indexing approach

•	want to diversify your investments

•	are seeking funds for the growth portion of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in An Equity Index Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital gains

•	are uncomfortable with an investment whose value is likely to vary substantially

LARGE CAP EQUITY FUND

Investment Objective—The Large Cap Equity Fund seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Adviser—Capital Guardian Trust Company (“Capital Guardian”)

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Large Cap Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the Fund’s portfolio to generate long-term growth of capital.

In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics:

•	Below-market price-to-earnings

•	Below-market price-to-book

•	Above-market yield

Capital Guardian may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 20% of its assets in equity securities and depositary receipts of foreign companies.

RISKS

What are the main risks of investing in this Fund?

•	Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Foreign Investing Risk.    Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Capital Guardian’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Large Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

How has the Large Cap Equity Fund performed?

Because the registration statement of the Trust relating to the Large Cap Equity Fund became effective on August 1, 2005 no performance information has been included. Once the Large Cap Equity Fund has annual returns for a full calendar year, performance information will be included to show the possible variability of investing in the Large Cap Equity Fund.

INVESTOR PROFILE

Who should consider investing in the Large Cap Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

•	want to diversify your investments

•	are seeking a growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable with an investment whose value is likely to vary substantially

SMALL/MID CAP EQUITY FUND

Investment Objective—The Small/Mid Cap Equity Fund (formerly known as the Small Cap Equity Fund) seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Advisers—Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)

How does this Fund pursue its investment objective?

Bridgeway and Rainier select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage approximately one-half of the Small/Mid Cap Equity Fund’s portfolio. SFIM monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by the two sub-advisers for their respective portions of the portfolio are discussed separately below.

Bridgeway

Bridgeway invests the Fund in a diversified portfolio of small capitalization stocks issued by companies listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). Bridgeway defines “small capitalization stocks” as those stocks issued by companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). Bridgeway selects stocks using its proprietary quantitative investment models which consider multiple factors. Bridgeway does not time the market or incorporate macro-economic forecasting into its stock selection process.

Bridgeway invests in small stocks in the “value” category, which it defines as those stocks that Bridgeway believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales or price to cash flow.

Bridgeway may invest up to 10% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier

Rainier invests the Fund primarily in the common stock of mid-capitalization U.S. companies with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index. The market capitalization range of the Russell Midcap Index as of August 31, 2006 is $1.4 - $17.2 billion, with a median market capitalization of $3.9 billion. The market capitalization of companies in which Rainier may invest may vary with market conditions. Investments in companies that grow above these maximum capitalization criteria may continue to be held if Rainier considers them to be particularly attractive. Rainier will normally invest its segment of the Small/Mid Cap Equity Fund in securities issued by approximately 70 to 120 companies.

Rainier focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. As a result, the portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. Rainier believes that a primary benefit of this strategy is the ability to generate competitive investment returns in many different market environments. In selecting common stock for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business fundamentals, such as revenue and earnings growth; sustainable competitive advantage; potential for positive price or business catalysts, including earnings surprise or market expansion; disciplined management with shareholder focus; and attractive relative valuations.

The portion of the Small/Mid Cap Equity Fund managed by Rainier is diversified over a broad cross section of economic sectors and industries. To help control risk, Rainier compares the portfolio’s economic sector weightings to a broad index of medium-sized companies, such as the Russell Midcap® Index, and normally avoids extreme overweighting or underweighting relative to that index.

Rainier may invest up to 20% of its segment of the Fund’s assets in equity securities and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

RISKS

What are the main risks of investing in this Fund?

•	Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•	Smaller Company Size. The Fund invests in smaller capitalization companies. The securities of small capitalization companies often are more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund’s investments may not be actively traded, which increases the risk that Bridgeway or Rainer may have difficulty selling securities the Fund holds.

•	Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

•	Management Risk. Bridgeway’s and/or Rainier’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small/Mid Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

How has the Small/Mid Cap Equity Fund performed?

Because the registration statement of the Trust relating to the Small/Mid Cap Equity Fund became effective on August 1, 2005 no performance information has been included. Once the Small/Mid Cap Equity Fund has annual returns for a full calendar year, performance information will be included to show the possible variability of investing in the Small/Mid Cap Equity Fund.

INVESTOR PROFILE

Who should consider investing in the Small/Mid Cap Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

•	want to diversify your investments

•	are seeking a long-term growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable with an investment whose value is likely to vary substantially

INTERNATIONAL EQUITY FUND

Investment Objective—The International Equity Fund seeks long-term growth of capital.

Investment Adviser—SFIM

Investment Sub-Adviser—Capital Guardian

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund also may invest in companies located in other countries. There is no restriction on the size of the companies in which the Fund invests.

The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

RISKS

What are the main risks of investing in this Fund?

•	Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•	Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

•	Management Risk. Capital Guardian’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

How has the International Equity Fund performed?

Because the registration statement of the Trust relating to the International Equity Fund became effective on August 1, 2005 no performance information has been included. Once the International Equity Fund has annual returns for a full calendar year, performance information will be included to show the possible variability of investing in the International Equity Fund.

INVESTOR PROFILE

Who should consider investing in the International Equity Fund?

You May Want to Invest in This Fund If You:

•	can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

•	want to diversify your investments

•	are seeking a long-term growth investment as part of an asset allocation program

•	are investing for retirement or other goals that are many years in the future

You May Not Want to Invest in This Fund If You:

•	are investing with a shorter investment time horizon in mind

•	are seeking income rather than capital appreciation

•	are uncomfortable investing in companies that are not located in the United States

•	are uncomfortable with an investment whose value is likely to vary substantially

BOND FUND

Investment Objective—The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund invests primarily in good quality bonds issued by domestic companies.

Investment Adviser—SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Bond Fund emphasizes investment grade bonds and maintains an intermediate (typically, less than 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or, if a bond has not been rated by a recognized rating organization, bonds determined to be of comparable quality by SFIM. A bond is investment grade if Moody’s Investors Service, Inc. (‘‘Moody’s’’) or Standard & Poor’s Corporation (‘‘S&P’’) have rated the bond in one of their respective four highest rating categories.

The Fund may invest in the following instruments:

•	Corporate debt securities: investment grade securities issued by domestic and foreign corporations and, to a limited extent (up to 20% of its assets), in lower rated securities.

•	U.S. Government debt securities: securities issued or guaranteed by the U.S. government.

•	Debt securities of U.S. Government-sponsored entities: securities issued by U.S. government agencies or instrumentalities.

•	Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars.

•	Asset backed & mortgage backed securities: investment grade securities backed by mortgages, consumer loans & other assets.

•	Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.

RISKS

What are the main risks of investing in this Fund?

As with most income mutual funds, the Bond Fund is subject to interest rate risk and credit risk and you could lose money by investing in the Fund. Other factors also may affect the market price and yield of the Fund’s securities, including investor demand, the average maturity of the Bond Fund’s portfolio securities, and domestic and worldwide economic conditions. To the extent that the Fund invests in non-investment grade securities, the Fund is also subject to above-average credit, market and other risks.

These risks, and the risks associated with other higher-risk securities and practices that the Fund may utilize, are described in more detail later in this prospectus.

The Fund’s investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

An investment in this Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total return. The table compares the Fund’s average annual total returns for the periods listed to a market index. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart:

Best quarter: 4.39%,

during the third quarter of 2001.

Worst quarter: -2.27%,

during the second quarter of 2004.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/22/98.

	Bond Fund	Lehman Brothers Govt/Cred Intermediate Index*
From inception to 12/31/2005	5.04%	5.65%
5 year	5.18%	5.50%
1 year	1.02%	1.58%

*	The Lehman Brothers Government/Credit Intermediate Index contains approximately 2,973 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Government/Credit Intermediate Index do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Bond Fund?

You May Want to Invest in This Fund If You:

•	are seeking higher potential returns than money market funds and are willing to accept a moderate level of volatility

•	want to diversify your investments

•	are seeking an income mutual fund for an asset allocation program,

•	are retired or nearing retirement

You May Not Want to Invest in This Fund If You:

•	are investing for maximum return over a long time horizon

•	require stability of your principal

STOCK AND BOND BALANCED FUND

Investment Objective—The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

Investment Adviser—SFIM

INVESTMENT STRATEGIES

How does this Fund pursue its investment objective?

The Stock and Bond Balanced Fund invests substantially all of its assets in shares of the Large Cap Equity Index Fund and the Bond Fund.

RISKS

What are the main risks of investing in this Fund?

As with any mutual fund that invests in stocks and bonds, the Fund is subject to market, interest rate and credit risks and there is a risk that you will lose money by investing in this Fund.

Because the Stock and Bond Balanced Fund invests substantially all its assets in the Large Cap Equity Index Fund and the Bond Fund, the risks of investing in the Stock and Bond Balanced Fund are the same as the risks of investing in those underlying funds. Before you invest, please carefully read the section entitled ‘‘How the Funds Invest—Stock and Bond Balanced Fund’’ later in this prospectus.

The Stock and Bond Balanced Fund is ‘‘non-diversified’’ because it invests almost entirely in shares of Large Cap Equity Index Fund and Bond Fund. A non-diversified mutual fund is generally more sensitive to changes in the value of individual investments than a fund that invests in securities from a large number of different issuers. However, both Large Cap Equity Index Fund and Bond Fund are diversified.

An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Stock and Bond Balanced Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows changes in the Fund’s total returns. The table compares the Fund’s average annual total returns for the periods listed to market indices. The bar chart and table do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If these charges and expenses were included, returns would be lower. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance doesn’t necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the periods in the bar chart were:

Best quarter: 10.01%,

during the second quarter of 2003.

Worst quarter: -8.91%,

during the third quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period from the Fund’s inception* to 12/31/2005, for the 5-year period ended 12/31/2005, and for the 1-year period ended 12/31/2005:

*	The Fund commenced operations on 1/29/98.

	Stock and Bond Balanced Fund	S&P 500 Index*	Lehman Brothers Govt/Cred Intermediate Index**	Blended Benchmark***
From inception to 12/31/2005	4.48%	4.92%	5.65%	5.45%
5 year	2.48%	0.54%	5.50%	2.84%
1 year	3.22%	4.91%	1.58%	3.65%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Lehman Brothers Government/Credit Intermediate Index contains approximately 2,973 U.S. Government and corporate bonds maturing within one to ten years and an outstanding par value of at least $250 million.

***	SFIM computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Index.

The S&P 500 Index, the Lehman Brothers Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups, or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, returns in the indices do not reflect expenses of investing.

INVESTOR PROFILE

Who should consider investing in the Stock and Bond Balanced Fund?

You May Want to Invest in This Fund if You:

•	are looking for a more conservative alternative to a growth-oriented fund

•	want a well-diversified and relatively stable investment allocation

•	need a core investment

•	seek total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

•	are retired or nearing retirement

You May Not Want to Invest in This Fund If You:

•	are investing for maximum return over a long time horizon

•	require a high degree of stability of your principal

EXPENSE INFORMATION

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Funds. The tables do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

Shareholder Transaction Expenses— For All Funds

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A
Redemption Fee	N/A
Exchange Fee	N/A

Annual Fund Operating Expenses (as a percentage of average daily net assets)

	Money Market Fund	Large Cap Equity Index Fund	Small Cap Equity Index Fund
Management Fees	0.40%	0.26%	0.40%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.14%	0.06%	0.10%
Total Annual Fund Operating Expenses(1)	0.54%	0.32%	0.50%

	International Equity Index Fund	Large Cap Equity Fund		Small/Mid Cap Equity Fund
Management Fees	0.55%	0.60%		0.80%
Distribution and Service (12b-1) Fees	None	None		None
Other Expenses	0.19%	0.25%	(3)	0.30%	(3)
Total Annual Fund Operating Expenses(1)	0.74%	0.85%		1.10%

	International Equity Fund		Bond Fund	Stock and Bond Balanced Fund(2)
Management Fees	0.80%		0.50%	0.36%
Distribution and Service (12b-1) Fees	None		None	None
Other Expenses	0.55	%(3)	0.07%	0.14%
Total Annual Fund Operating Expenses(1)	1.35%		0.57%	0.50%

(1)	SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed the following percentage of the Fund’s average daily net assets:

Fund	Expense Reimbursement Threshold
Money Market Fund	0.10%
Large Cap Equity Index Fund	0.10%
Small Cap Equity Index Fund	0.10%
International Equity Index Fund	0.20%
Large Cap Equity Fund	0.10%
Small/Mid Cap Equity Fund	0.10%
International Equity Fund	0.20%
Bond Fund	0.10%
Stock and Bond Balanced Fund	None

This reimbursement arrangement is voluntary and may be eliminated by SFIM at any time.

(2)

SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund. Nevertheless, SFIM will receive investment advisory fees for managing the underlying Funds in which the Stock and Bond Balanced Fund invests. The fees and expenses indicated in the table for the Stock and Bond Balanced Fund are based on the fees and expenses indirectly borne by the Stock and Bond Balanced Fund shareholders through the Stock and Bond Balanced Fund’s investment in the underlying Funds. In addition to the other expenses indirectly incurred as a result of the investment in the underlying Funds, the “Other Expenses” category for the Stock and Bond Balanced Fund includes other expenses directly incurred by the Stock and Bond Balanced Fund. However, SFIM has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred. This expense reimbursement is voluntary and may be eliminated by SFIM at any time.

(3)	The Other Expenses indicated in the table for the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund are based on estimated amounts for the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for “Total Annual Fund Operating Expenses.” The table does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

Fund	1 Year	3 Year	5 Year	10 Year
Money Market Fund	$55	$173	$302	$677
Large Cap Equity Index Fund	$33	$103	$180	$406
Small Cap Equity Index Fund	$51	$160	$280	$628
International Equity Index Fund	$76	$237	$411	$918
Large Cap Equity Fund(1)	$87	$271
Small/Mid Cap Equity Fund(1)	$113	$353
International Equity Fund(1)	$137	$428
Bond Fund	$58	$183	$318	$714
Stock and Bond Balanced Fund	$51	$160	$280	$628
(1)	This table does not include 5-and 10-year expenses for the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund because that information is not required for these Funds because they recently commenced operations.

HOW THE FUNDS INVEST

Each Fund has its own investment objective. The following section describes the principal investment policies and techniques that each Fund uses in pursuing its investment objective. For more detailed information on the investment policies and techniques of each Fund, please refer to the Statement of Additional Information (SAI).

Money Market Fund

What is a nationally recognized statistical rating organization (NRSRO)?     An NRSRO, such as Moody’s or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The SAI has a detailed description of the various rating categories.

What types of securities does the Money Market Fund invest in?     In selecting securities for the Money Market Fund, SFIM seeks highly liquid investments that present minimal credit risk. The Money Market Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund’s assets must be rated in the highest short-term category by at least two NRSROs (or one NRSRO, if only one has issued a rating), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories.

The Money Market Fund may invest in securities that are not rated by an NRSRO if SFIM determines that such securities are of comparable quality to, and present the same amount of risk as, similar securities that have received a rating from an NRSRO.

Among the securities that the Money Market Fund may invest in are the following:

•	Securities issued or guaranteed by the U.S. Government, including Treasury bills and notes.

•	Securities issued by U.S. government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•	Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

The Money Market Fund may also:

•	Enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis.

•	Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

•	Invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

Given the types of securities that the Money Market Fund invests in, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (e.g., repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Equity Index Funds—

Large Cap Equity Index Fund

Small Cap Equity Index Fund

International Equity Index Fund

In what types of securities do the equity index Funds invest?    The Large Cap, Small Cap and International Equity Index Funds invest mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in the broad range of stocks within its benchmark index, each equity index Fund avoids the risks of individual stock selection and, instead, tries to match the performance of its benchmark index, whether that index goes up or down.

Each equity index Fund attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal operating conditions, each equity index Fund seeks to invest at least 90% of its net assets in stocks that are represented in its benchmark index. Each Fund has its own investment objectives, which may not be changed without the vote of shareholders.

Barclays does not manage the equity index Funds according to traditional methods of ‘‘active’’ investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a ‘‘passive’’ or indexing investment approach for each equity index Fund, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for an equity index Fund’s portfolio so that the overall investment characteristics of each Fund’s investment portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the benchmark index.

What other types of investments do the equity index Funds make?

An equity index Fund may invest any assets not invested in stocks that are represented in its benchmark index in:

•	the same type of short-term, high quality debt securities in which the Money Market Fund invests (described above);

•	other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the Fund’s portfolio of securities;

•	stock index futures contracts, options on such futures contracts; and/or

•	cash.

An equity index Fund may invest in such financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by shareholders.

The International Equity Index Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

Do the equity index Funds hold every stock in their indices?

•	The Large Cap Equity Index Fund invests in the securities that make up the S&P 500.

•	The Small Cap Equity Index and International Equity Index Funds generally do not hold all of the issues that comprise their respective benchmark indices, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Small Cap Equity Index Fund and the International Equity Index Fund attempt to hold a representative sample of the securities in the appropriate benchmark index, which will be selected by Barclays utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful. As a result of these sampling and modeling techniques, the Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the SAI for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities of the Small Cap Equity Index Fund and International Equity Index Fund.

•	From time to time, the portfolio composition of the equity index Funds may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and International Equity Index Fund, with a view to bringing the performance and characteristics of each Fund more closely in line with that of its benchmark index.

Will the performance of the equity index Funds always equal the performance of their benchmark index?    No. Barclays attempts to track the performance of each equity index Fund’s benchmark index, but there is no assurance that Barclays will be successful. The degree to which an equity index Fund fails to track the performance of its benchmark index is referred to as the “tracking error.” Barclays expects that, over time, the tracking error of an equity index Fund will be less than 5%. Barclays monitors the tracking error of each equity index Fund on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that any equity index Fund will achieve any particular level of tracking error. For an explanation of “expected tracking error” and more information on this subject, see the SAI.

Another reason why the performance of the equity index Funds may not always equal the performance of their benchmark index is because the performance of the benchmark indices does not take into account management fees or the other expenses that the Funds incur.

What are the risks of investing in securities of small capitalization issuers? The Small Cap Equity Index Fund and International Equity Index Fund invest in securities issued by small capitalization companies. Investing in smaller companies involves a higher level of risk than investing in larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but they have more potential to grow. Thus, the common stock of certain small capitalization companies may offer greater potential for appreciation when compared to larger, more established companies.

What are the risks of investing in foreign securities?    The International Equity Index Fund may invest all its assets in foreign securities and the Large Cap Equity Index Fund may invest in some foreign securities. Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (‘‘foreign issuers’’) or in securities denominated or quoted in foreign currency (‘‘non-dollar securities’’) typically involves the following risks:

•	fluctuations in currency exchange rates;

•	higher trading and custody charges compared to securities of U.S. companies;

•	different accounting and reporting practices than U.S. companies, or laws permitting issuers to limit the information they give investors, often making it more difficult to evaluate financial information from foreign issuers;

•	less stringent securities regulation;

•	potential political or economic instability; and

•	less established securities markets, which may not have developed the sort of institutional controls that are present in domestic markets.

When and why are futures contracts and options on futures contracts used?    Each equity index Fund may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the stock market. If an equity index Fund cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. The equity index Funds will not use futures contracts or options on futures contracts for speculation.

Large Cap Equity Fund

What types of securities does the Large Cap Equity Fund invest in?    In managing the Large Cap Equity Fund, Capital Guardian seeks to purchase the common stocks of large U.S. companies that Capital Guardian considers well run and able to generate long-term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. Capital Guardian looks for companies with one or more of the following characteristics:

•	Below-market price-to-earnings.

•	Below-market price-to-book.

•	Above-market yield.

The Fund may invest up to 20% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small/Mid Cap Equity Fund

What types of securities does the Small/Mid Cap Equity Fund invest in?    The portion of the Small/Mid Cap Equity Fund managed by Rainier invests in equity securities of companies with market capitalizations in the $1.4 - $17.2 billion range and the portion managed by Bridgeway invests in equity securities of companies smaller than the largest 500 U.S. companies as measured by market capitalization.

International Equity Fund

What types of securities does the International Equity Fund invest in?    The International Equity Fund invests its assets primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund also may invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund also may buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.

Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund

Under ordinary circumstances, each Fund is substantially fully invested. These Funds may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If SFIM or the Fund’s investment sub-advisor determine that market or economic conditions warrant a temporary defensive position, the Funds may hold up to 100% of their assets in cash, cash equivalents or other temporary investments, such as short- term government or corporate obligations. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

•	Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

•	Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund’s assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Bond Fund

What types of securities does the Bond Fund invest in?    The Bond Fund invests primarily in investment grade bonds and in the same types of U.S. Government securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings will be invested in investment grade bonds or unrated debt securities that SFIM determines to be of equivalent quality. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

In selecting bonds for the Bond Fund, SFIM seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Bond Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Bond Fund generally seeks to maintain a dollar weighted average portfolio duration of less than six years. Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

The Bond Fund may also invest up to 20% of its assets in the following securities:

•	Non-investment grade debt securities or comparable unrated debt securities. Non- investment grade bonds are rated lower than BBB by S&P or lower than Baa by Moody’s and are often referred to as ‘‘junk bonds.’’ Junk bonds are considered by those rating agencies to have varying degrees of speculative characteristics.

Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities.

•	Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. To the extent that the Bond Fund invests in such securities, the Bond Fund’s investment portfolio will be subject to relatively greater risk of loss of income and principal.

When appropriate, in SFIM’s opinion, based upon prevailing market or economic conditions, the Bond Fund for temporary defensive purposes may invest up to 100% of its total assets in other types of securities, including securities in which the Money Market Fund may invest, or it may retain funds in cash. During any such period, the Bond Fund would not be invested in a way designed to meet its objective.

Stock and Bond Balanced Fund

How does the Stock and Bond Balanced Fund invest its assets?    The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying Fund. Though the Stock and Bond Balanced Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the Large Cap Equity Index Fund and the Bond Fund, above, for a discussion of the portfolio securities of these Funds and the risks associated with each. Please refer to “Managing the Investments of the Funds—Compensating SFIM for its Services” for more information on the fees SFIM will receive for managing these underlying Funds.

What other types of securities does the Stock and Bond Balanced Fund invest in? The Stock and Bond Balanced Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or another investment company to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and serve as a short-term defense during periods of unusual volatility. For temporary defensive purposes, the Stock and Bond Balanced Fund may invest without limitation in such securities. During periods when the Stock and Bond Balanced Fund has taken a temporary defensive position, the Fund will not be invested in accordance with its objective.

The Funds and Borrowing

From time to time, each Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets (including the amount borrowed), but only for temporary purposes (for example, to facilitate distributions to shareholders or to meet redemption requests).

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the SAI.

MANAGING THE INVESTMENTS OF THE FUNDS

Investment Adviser

State Farm Investment Management Corp. (“SFIM”) serves as the investment adviser to each Fund. Subject to the supervision of the Board of Trustees of the Trust, SFIM is responsible for overseeing the day-to-day operations and business affairs of the Trust. SFIM’s principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. SFIM is wholly-owned by State Farm Mutual Automobile Insurance Company.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds. SFIM also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. SFIM furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment.

Expenses of the Funds

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described above.

Compensating SFIM for its Services

The Trust pays SFIM an investment advisory fee based upon average daily net assets. The fee is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

Fund	Rate of Advisory Fee
Money Market Fund	0.40% of average daily net assets
Large Cap Equity Index Fund	0.26% of average daily net assets
Small Cap Equity Index Fund	0.40% of average daily net assets
International Equity Index Fund	0.55% of average daily net assets
Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Bond Fund	0.50% of average daily net assets
Stock and Bond Balanced Fund*	None

*	SFIM has agreed not to be paid an investment advisory and management services fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any other expenses directly incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

For each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.10% of such Fund’s average daily net assets. For the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

The Bond and the Stock and Bond Balanced Funds are each managed by a team of SFIM employees (each, an “Advisory Team”). The investment decisions for both the Bond Fund and the Stock and Bond Balanced Fund are made, subject to the oversight of the Board of Trustees of the Trust, by the Advisory Team for each Fund.

For information regarding the basis for the Board of Trustees’ approval of the investment advisory contracts, please read the Trust’s semi-annual report for the six month period ending June 30, 2005.

Oversight of Sub-Advisers

[The Trust and SFIM have obtained an exemptive order from the SEC that permits the Trust and SFIM to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, SFIM may act as a “manager of managers” for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund. SFIM supervises sub-advisers to those Funds and has ultimate responsibility (subject to oversight by Trust’s Board of Trustees) to recommend their hiring, termination and replacement.]

Investment Sub-Advisers

Barclays

SFIM has engaged Barclays as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index, Small Cap Equity Index, and International Equity Index Funds. Barclays and its predecessors have been managing index mutual funds since 1976. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2005, Barclays and its affiliates provided investment advisory services for approximately $1.5 trillion in assets. For more information regarding Barclays, including a discussion regarding the compensation that Barclays receives from SFIM, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and BGFA” in the SAI.

Capital Guardian

SFIM has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund and International Equity Fund. As of December 31, 2005, Capital Guardian provided investment advisory services for over $157 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment adviser to these Funds and other funds. Capital Guardian, a wholly owned indirect subsidiary of The Capital Group Companys, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled “INVESTMENT ADVISORY AGREEMENTS—Between SFIM and Capital Guardian” in the SAI.

Bridgeway

SFIM has engaged Bridgeway as an investment sub-adviser to provide day-to-day portfolio management for a portion of the Small/Mid Cap Equity Fund. As of December 31, 2005, Bridgeway provided investment advisory services for over $[    ] billion of assets. Bridgeway was founded in [                    ], and serves as investment sub-adviser to this Fund and other investment portfolios. Bridgeway is headquartered at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448. For more information regarding Bridgeway, please read the section entitled “INVESTMENT SUB-ADVISORY AGREEMENTS—Between SFIM, the Trust and Bridgeway” in the SAI.

Rainier

SFIM has engaged Rainier as an investment sub-adviser to provide day-to-day portfolio management for a portion of the Small/Mid Cap Equity Fund. As of July 31, 2006, Rainier provided investment advisory services for over $9.2 billion of assets. Rainier was founded in [                    ], serves as investment sub-adviser to this Fund and other investment portfolios. Rainier is headquartered at 601 Union Street, Suite 2801, Seattle, Washington 98101. For more information regarding Rainier, please read the section entitled “INVESTMENT SUB-ADVISORY AGREEMENTS—Between SFIM, the Trust and Rainier” in the SAI.

PORTFOLIO MANAGERS

The Funds are managed by portfolio management teams as described below.

Money Market Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Money Market Fund. Messrs. Heltner and Funk have been associated with the Money Market Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Money Market Fund management team. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities. The Money Market Fund invests in fixed income securities.

Large Cap Equity Index Fund

S. Jane Leung and Patrick O’Connor are primarily responsible for the day-to-day management of the Large Cap Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

S. Jane Leung is an employee of BGFA and Barclays Global Investors, N.A. (“BGI”) and has been primarily responsible for the day-to-day management of the Large Cap Equity Index Fund since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Large Cap Equity Index Fund for over six years.

Small Cap Equity Index Fund

S. Jane Leung and Patrick O’Connor are primarily responsible for the day-to-day management of the Small Cap Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

S. Jane Leung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Small Cap Equity Index Fund since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Small Cap Equity Index Fund for over six years.

International Equity Index Fund

Patrick O’Connor and S. Jane Leung are primarily responsible for the day-to-day management of the International Equity Index Fund. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes.

Patrick O’Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of equity securities for over six years.

S. Jane Leung is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the International Equity Index Fund since September 2006. Ms. Leung has been a portfolio manager with BGFA and BGI since 2001.

Large Cap Equity Fund

Capital Guardian serves as investment sub-adviser to the Large Cap Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the portfolio of the Large Cap Equity Fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund’s objectives and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the Large Cap Equity Fund’s portfolio.

The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio and each person’s business experience during the past five years.

Portfolio Manager Title, Company Affiliation	Length of Service with Capital Guardian or with a Capital Guardian Affiliate	Business Experience During the past 5 years
Theodore R. Samuels Director and Senior Vice President, Capital Guardian	24 years	Portfolio Manager for Equity Securities
Karen A. Miller Director and Senior Vice President Capital Guardian	15 years	Portfolio Manager for Equity Securities
Eugene P. Stein Vice Chairman Capital Guardian	33 years	Portfolio Manager for Equity Securities

Small/Mid Cap Equity Fund

The chart below indicates the name, title, and length of service of the persons associated with Bridgeway and Rainier who are primarily responsible for the day-to-day management for each respective sub-adviser’s portion of the Small/Mid Cap Equity Fund’s portfolio and each person’s business experience during the past five years:

Bridgeway Portfolio Managers

Portfolio Manager and Title with Bridgeway	Length of Service with Bridgeway	Business Experience During the past 5 years
John Montgomery, President	16 years	Portfolio Manager of Equity Securities
Elena Khoziaeva, [ ]	7 years	Portfolio Manager of Equity Securities
Michael Whipple, [ ]	4 years	Portfolio Manager of Equity Securities

Rainier Portfolio Managers

Portfolio Manager and Title with Rainier	Length of Service with Rainier	Business Experience During the past 5 years
Daniel M. Brewer, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of Equity Securities
Mark W. Broughton, CFA, Senior Portfolio Manager	3 years	Portfolio Manager of Equity Securities
Mark H. Dawson, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of Equity Securities
James R. Margard, CFA, Chief Investment Officer	More than 5 years	Portfolio Manager of Equity Securities
Peter M. Musser, CFA, Senior Portfolio Manager	More than 5 years	Portfolio Manager of Equity Securities

Rainier’s segment of the Small/Mid Cap Equity Fund is team-managed by the Rainier portfolio managers listed above. The portfolio managers make recommendations on investments within industries to which they are assigned. The Chief Investment Officer has final responsibility relating to asset allocation, equity selection and portfolio weightings.

International Equity Fund

Capital Guardian serves as sub-adviser to the International Equity Fund. Capital Guardian uses a multiple portfolio manager system in managing the Fund’s assets. Under this approach, the portfolio of the International Equity Fund is divided into segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by the Fund’s objectives and policies and by Capital Guardian’s investment committee. In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of the International Equity Fund’s portfolio.

The chart below indicates the name, title, and length of service of the persons associated with Capital Guardian who are primarily responsible for the day-to-day management of the International Equity Fund’s portfolio and each person’s business experience during the past five years.

Portfolio Manager Title, Company Affiliation	Length of Service with Capital Guardian or with a Capital Guardian Affiliate	Business Experience During the past 5 years
David I. Fisher Chairman of the Board Capital Guardian	36 years	Portfolio Manager for Equity Securities
Arthur J. Gromadzki Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	19 years	Portfolio Manager for Equity Securities
Richard N. Havas Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	19 years	Portfolio Manager for Equity Securities
Seung Kwak Senior Vice President for Capital International K.K, a Capital Guardian affiliate	3 years, 17 years with Zurich Scudder Investments	Portfolio Manager for Equity Securities (regional coverage responsibilities in Japan)
Nancy J. Kyle Vice Chairman, Capital Guardian	15 years	Portfolio Manager for Equity Securities
John M.N. Mant Executive Vice President of Capital International Research, Inc., a Capital Guardian affiliate	15 years	Portfolio Manager for Equity Securities (regional coverage responsibilities in Europe)
Christopher A. Reed Vice President of Capital International Research, Inc., a Capital Guardian affiliate	12 years	Portfolio Manager for Equity Securities
Lionel M. Sauvage Director and Senior Vice President, Capital Guardian	18 years	Portfolio Manager for Equity Securities
Nilly Sikorsky Chairman of Capital International S.A., a Capital Guardian affiliate	43 years	Portfolio Manager for Equity Securities
Rudolf M. Staehelin Senior Vice President of Capital International Research, Inc., a Capital Guardian affiliate	24 years	Portfolio Manager for Equity Securities

Bond Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Bond Fund. Messrs. Heltner and Funk have been associated with the Bond Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Bond Fund management team. Mr. Heltner’s role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk’s role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, reviewing research data, and maintaining investment policies.

Stock and Bond Balanced Fund

Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Stock and Bond Balanced Fund. Mr. Heltner, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Stock and Bond Balanced Fund since 2003 and 1998, respectively. Over the past five years, Mr. Heltner and Mr. Funk have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Stock and Bond Balanced Fund invests in shares of the Large Cap Equity Index Fund and the Bond Fund that invest in either common stocks or bonds, and, consequently, has portfolio managers with separate and distinct roles. Mr. Corallo and Mr. O’Connor are primarily responsible for managing the common stock investments of the Large Cap Equity Index Fund. Their roles on the Stock and Bond Balanced Fund management team are the same as identified for the Large Cap Equity Index Fund. Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Bond Fund. Their roles on the Stock and Bond Balanced Fund management team are the same as identified for the Bond Fund.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

CALCULATING NET ASSET VALUE

The offering price of the shares of each Fund is its Net Asset Value (NAV). NAV is calculated by adding all of the assets of a Fund, subtracting the Fund’s liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each Fund.

The NAV for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 4:00 PM, Eastern Time) on each day when the NYSE is open for business. Shares will not be priced on days when the NYSE is closed.

As a general rule, the portfolio securities of each Fund that are traded on a national exchange are valued at their last sale price on that exchange prior to the time when the NAV is calculated. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day or in the case of debt securities, such securities are valued at the last reported bid price.

If the market quotations described above are not available, portfolio securities, other than short-term debt securities, may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation, or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to take into consideration all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of an investor to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) and all of the assets of the Money Market Fund are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board of Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

The foreign securities held by the Large Cap Equity Index Fund, Large Cap Equity Fund, International Equity Fund and International Equity Index Fund are traded on securities exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the NYSE. The value of the foreign securities used in computing the NAV for a Fund holding such securities is determined as of the earlier of the time the exchange on which the securities are traded closes or as of the close of trading on the NYSE. As a result, it is possible that events affecting the value of such securities may occur that are not reflected in the computation of the Fund’s NAV. When events occur that materially affect the value of foreign securities held by a Fund, the securities may be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Foreign securities exchanges may also be open on days when the Funds do not compute their NAV. Accordingly, there may be occasions when either the Large Cap Equity Index Fund, International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, or International Equity Fund do not calculate its NAV but when the value of such Fund’s portfolio securities is affected by such trading activity.

Market Timing

The Trust does not accommodate inappropriate frequent trading, including short-term “market timing” transactions among the Funds, as these transactions can adversely affect the Funds, investors and the performance of the Funds. In particular, such transactions may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect the Funds and investors from this potential harmful activity, the Board of Trustees of the Trust has adopted market timing policies and procedures. The market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity that may adversely affect other investors.

Investors seeking to engage in frequent trading activity may deploy a variety of strategies to avoid detection. Our ability to detect such trading activity is limited by operational systems and technological limitations. Because the shares of the Funds are held in insurance company separate accounts, the Funds typically are not able to identify trading by a particular investor, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. Furthermore, the identification of investors determined to be engaged in such activity involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all investors without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, investors bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in brokerage and administrative costs of the Funds.

If we believe, in our judgment, that an investor has been engaged in market timing (i.e., frequent trading that could adversely affect the Funds, other investors, or the performance of the Funds), we will reject a transfer request. We also will restrict that investor’s transfer privileges by notifying the investor that, from that date forward, he or she will only be permitted to make transfers to or from specified Funds by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated investors. Please keep in mind that once an investor has been identified as a market timer, we will impose this original signature restriction on that investor even if we cannot specifically identify, in the particular circumstances, any harmful effect from that investor’s particular transfers.

The Board of Trustees, in its sole discretion, may revise these market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other investors, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If the Board revises our market timing policies and procedures, we will apply such changes uniformly to all similarly situated investors. To the extent permitted by applicable law, we reserve the right to impose a redemption fee.

We do not include transactions made pursuant to dollar-cost averaging and portfolio rebalancing programs in these limitations.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be more susceptible to a time zone arbitrage strategy in which an investor seeks to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market, but prior to the pricing of the Fund’s shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage).

TAXES

For federal income tax purposes, each Fund will be treated as a separate entity. Each Fund intends to qualify each year as a ‘‘regulated investment company’’ under the Internal Revenue Code. By so qualifying, a Fund will generally not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the shareholders. Further, each Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

The shareholders of the Funds are the separate accounts of participating insurance companies. Under current law, owners of variable universal life insurance and deferred annuity contracts that have invested in a Fund through such contracts are not subject to federal income tax on Fund distributions or on gains realized upon the sale or redemption of Fund shares until they are withdrawn from the contracts. For information concerning the federal tax consequences to the purchasers of the variable deferred annuity contracts and variable universal life insurance policies, see the accompanying prospectus for such contract or policy.

For more information about the tax status of the Funds, see ‘‘Taxes’’ in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. The table does not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the total return would be lower. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information related to the six months ended June 30, 2006, this information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the December 31, 2005 annual report. The annual report may be obtained from SFIM upon request without charge.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$10.33		10.00

Income from Investment Operations

Net investment income(a)	0.10		0.07

Net gain (loss) on investments (both realized and unrealized)	0.32		0.34

Total from investment operations	0.42		0.41

Less Distributions

Net investment income	—		(0.07)

Net realized gain	—		(0.01)

Total distributions	—		(0.08)

Net asset value, end of period	$10.75		10.33

Total Return(b)	4.07%		4.14%

Net assets, end of period (millions)	$30.1		26.9

Ratios to average net assets assuming expense limitations

Expenses	0.70	%(c)	0.70	%(c)

Net investment income	1.80	%(c)	1.71	%(c)

Ratios to average net assets absent expense limitations

Expenses	0.73	%(c)	0.85	%(c)

Net investment income	1.77	%(c)	1.56	%(c)

Portfolio turnover rate	42	%(c)	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$9.64		10.00

Income from Investment Operations

Net investment income(a)	—		0.01

Net gain (loss) on investments (both realized and unrealized)	0.22		(0.32)

Total from investment operations	0.22		(0.31)

Less Distributions

Net investment income	—		(0.01)

Net realized gain	—		(0.04)

Total distributions	—		(0.05)

Net asset value, end of period	$9.86		9.64

Total Return(b)	2.28%		(3.14%)

Net assets, end of period (millions)	$26.1		24.6

Ratios to average net assets assuming expense limitations

Expenses	0.90	%(c)	0.90	%(c)

Net investment income	0.02	%(c)	0.21	%(c)

Ratios to average net assets absent expense limitations

Expenses	0.97	%(c)	1.11	%(c)

Net investment income (loss)	(0.05	%)(c)	0.00	%(c)

Portfolio turnover rate	51	%(c)	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$11.63		10.00

Income from Investment Operations

Net investment income(a)	0.11		0.02

Net gain (loss) on investments (both realized and unrealized)	0.62		1.70

Total from investment operations	0.73		1.72

Less Distributions

Net investment income	—		(0.06)

Net realized gain	—		(0.03)

Total distributions	—		(0.09)

Net asset value, end of period	$12.36		11.63

Total Return(b)	6.28%		17.25%

Net assets, end of period (millions)	$33.1		29.8

Ratios to average net assets assuming expense limitations

Expenses	1.00	%(c)	1.00	%(c)

Net investment income	1.82	%(c)	0.50	%(c)

Ratios to average net assets absent expense limitations

Expenses	1.29	%(c)	1.35	%(c)

Net investment income	1.53	%(c)	0.15	%(c)

Portfolio turnover rate	24	%(c)	10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.63		12.26	11.27	8.89	11.62	13.36

Income from Investment Operations

Net investment income(a)	0.10		0.19	0.20	0.14	0.13	0.13

Net gain (loss) on investments (both realized and unrealized)	0.23		0.37	0.98	2.38	(2.73)	(1.75)

Total from investment operations	0.33		0.56	1.18	2.52	(2.60)	(1.62)

Less Distributions

Net investment income	—		(0.19)	(0.19)	(0.14)	(0.13)	(0.12)

Net realized gain(b)	—		—	—	—	—	—

Total distributions	—		(0.19)	(0.19)	(0.14)	(0.13)	(0.12)

Net asset value, end of period	$12.96		12.63	12.26	11.27	8.89	11.62

Total Return	2.61	%(c)	4.57%	10.46%	28.31%	(22.41%)	(12.11%)

Net assets, end of period (millions)	$536.4		522.0	497.4	395.8	284.1	331.3

Ratios to average net assets

Expenses	0.31	%(d)	0.32%	0.30%	0.31%	0.31%	0.34%

Net investment income	1.61	%(d)	1.57%	1.73%	1.47%	1.31%	1.07%

Portfolio turnover rate	4	%(d)	4%	3%	1%	3%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions representing less than $.01 per share were made in 2001.
(c)	Not annualized.
(d)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.95		12.31	10.79	7.43	9.46	9.36

Income from Investment Operations

Net investment income(a)	0.05		0.08	0.08	0.06	0.08	0.09

Net gain (loss) on investments (both realized and unrealized)	0.91		0.45	1.85	3.36	(2.03)	0.10

Total from investment operations	0.96		0.53	1.93	3.42	(1.95)	0.19

Less Distributions

Net investment income	—		(0.08)	(0.06)	(0.06)	(0.08)	(0.08)

Net realized gain	—		(0.81)	(0.35)	—	—	(0.01)

Total distributions	—		(0.89)	(0.41)	(0.06)	(0.08)	(0.09)

Net asset value, end of period	$12.91		11.95	12.31	10.79	7.43	9.46

Total Return	8.03	%(b)	4.25%	17.89%	45.96%	(20.66%)	2.05%

Net assets, end of period (millions)	$272.4		253.1	264.0	208.0	134.2	156.1

Ratios to average net assets assuming expense limitations

Expenses	0.48	%(c)	0.50%	0.48%	0.50%	0.50%	0.50%

Net investment income	0.76	%(c)	0.64%	0.71%	0.71%	0.93%	0.99%

Ratios to average net assets absent expense limitations

Expenses	0.48	%(c)	0.50%	0.48%	0.51%	0.50%	0.55%

Net investment income	0.76	%(c)	0.64%	0.71%	0.70%	0.93%	0.94%

Portfolio turnover rate	30	%(c)	17%	20%	22%	29%	36%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$13.57		12.28	10.50	7.75	9.40	12.10

Income from Investment Operations

Net investment income(a)	0.22		0.25	0.19	0.15	0.12	0.10

Net gain (loss) on investments (both realized and unrealized)	1.09		1.40	1.83	2.78	(1.65)	(2.73)

Total from investment operations	1.31		1.65	2.02	2.93	(1.53)	(2.63)

Less Distributions

Net investment income	—		(0.28)	(0.24)	(0.18)	(0.12)	(0.07)

Net realized gain(b)	—		(0.08)	—	—	—	—

Total distributions	—		(0.36)	(0.24)	(0.18)	(0.12)	(0.07)

Net asset value, end of period	$14.88		13.57	12.28	10.50	7.75	9.40

Total Return	9.65	%(c)	13.44%	19.26%	37.84%	(16.26%)	(21.71%)

Net assets, end of period (millions)	$322.9		292.6	253.6	203.7	144.2	162.8

Ratios to average net assets assuming expense limitations

Expenses	0.70	%(d)	0.74%	0.75%	0.75%	0.75%	0.75%

Net investment income	3.06	%(d)	1.98%	1.76%	1.75%	1.40%	0.95%

Ratios to average net assets absent expense limitations

Expenses	0.70	%(d)	0.74%	0.77%	0.77%	0.78%	0.88%

Net investment income	3.06	%(d)	1.98%	1.74%	1.73%	1.37%	0.82%

Portfolio turnover rate	4	%(d)	3%	4%	5%	9%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share in 2001.
(c)	Not annualized.
(d)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.96		11.87	11.30	9.82	11.34	12.22

Income from Investment Operations

Net investment income(a)	0.10		0.31	0.31	0.27	0.30	0.34

Net gain (loss) on investments (both realized and unrealized)	0.09		0.06	0.50	1.51	(1.49)	(0.79)

Total from investment operations	0.19		0.37	0.81	1.78	(1.19)	(0.45)

Less Distributions

Net investment income	—		(0.28)	(0.23)	(0.27)	(0.29)	(0.31)

Net realized gain	—		—	(0.01)	(0.03)	(0.04)	(0.12)

Total distributions	—		(0.28)	(0.24)	(0.30)	(0.33)	(0.43)

Net asset value, end of period	$12.15		11.96	11.87	11.30	9.82	11.34

Total Return	1.59	%(b)	3.22%	7.26%	18.30%	(10.51%)	(3.55%)

Net assets, end of period (millions)	$89.3		89.1	84.0	70.3	55.1	58.4

Ratios to average net assets assuming expense limitations

Expenses	0.00	%(c)	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.70	%(c)	2.63%	2.69%	2.55%	2.84%	2.86%

Ratios to average net assets absent expense limitations

Expenses	0.06	%(c)	0.08%	0.05%	0.06%	0.05%	0.08%

Net investment income	1.64	%(c)	2.55%	2.64%	2.49%	2.78%	2.78%

Portfolio turnover rate	3	%(c)	1%	0%	1%	9%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Not annualized.
(c)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$9.94		10.27	10.46	10.50	10.16	9.79

Income from Investment Operations

Net investment income	0.22		0.43	0.44	0.46	0.52	0.56

Net gain (loss) on investments (both realized and unrealized)	(0.21)		(0.33)	(0.19)	(0.03)	0.37	0.37

Total from investment operations	0.01		0.10	0.25	0.43	0.89	0.93

Less Distributions

Net investment income	(0.22)		(0.43)	(0.44)	(0.46)	(0.52)	(0.56)

Net realized gain	—		—	—	(0.01)	(0.03)	—

Total distributions	(0.22)		(0.43)	(0.44)	(0.47)	(0.55)	(0.56)

Net asset value, end of period	$9.73		9.94	10.27	10.46	10.50	10.16

Total Return	0.09	%(a)	1.02%	2.40%	4.08%	9.01%	9.66%

Net assets, end of period (millions)	$171.4		169.8	176.9	162.2	148.1	122.9

Ratios to average net assets

Expenses	0.56	%(b)	0.57%	0.55%	0.56%	0.55%	0.59%

Net investment income	4.48	%(b)	4.28%	4.22%	4.35%	5.05%	5.53%

Portfolio turnover rate	12	%(b)	16%	10%	9%	17%	13%

(a)	Not annualized.
(b)	Determined on an annualized basis.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Six months ended June 30, 2006 (Unaudited)		Year ended December 31,
			2005	2004	2003	2002	2001
Net asset value, beginning of period	$1.00		1.00	1.00	1.00	1.00	1.00

Income from Investment Operations

Net investment income	0.02		0.03	0.01	0.01	0.01	0.04

Total from investment operations	0.02		0.03	0.01	0.01	0.01	0.04

Less Distributions

Net investment income	(0.02)		(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Total distributions	(0.02)		(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Net asset value, end of period	$1.00		1.00	1.00	1.00	1.00	1.00

Total Return	2.09	%(a)	2.74%	0.87%	0.67%	1.28%	3.71%

Net assets, end of period (millions)	$46.7		43.9	55.9	55.1	56.2	53.5

Ratios to average net assets assuming expense limitations

Expenses	0.50	%(b)	0.50%	0.48%	0.48%	0.47%	0.50%

Net investment income	4.19	%(b)	2.66%	0.87%	0.67%	1.27%	3.59%

Ratios to average net assets absent expense limitations

Expenses	0.52	%(b)	0.54%	0.48%	0.48%	0.47%	0.52%

Net investment income	4.17	%(b)	2.62%	0.87%	0.67%	1.27%	3.57%

(a)	Not annualized.
(b)	Determined on an annualized basis.

ADDITIONAL INFORMATION ABOUT THE FUNDS

For investors who would like more information about the Funds and the Trust, the following documents are available free upon request.

Statement of Additional Information (SAI).    The SAI contains additional information about all aspects of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semi-Annual Reports.    You can obtain more information about the Trust’s investments and performance in its annual and semi-annual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

To obtain the SAI or the most recent annual or semi-annual report for the Funds, without charge, you may write to State Farm Investment Management Corp. at Three State Farm Plaza, Bloomington, IL 61791-0001 or call us at 888-702-2307.

Public Information.     You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

INVESTMENT CO. ACT FILE NO. 811-08073

STATE FARM VARIABLE PRODUCT TRUST

Three State Farm Plaza

Bloomington, Illinois 61791-0001

(888) 702-2307

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

This Statement of Additional Information (SAI) is not a prospectus. Much of the information contained in this SAI expands upon matters discussed in the Prospectus and should, therefore, be read in conjunction with the Prospectus. The audited financial statements for State Farm Variable Product Trust for the period ended December 31, 2005 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. To obtain a copy of an annual report or a Prospectus with the same date as this SAI, contact State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, (888) 702-2307.

MONEY MARKET FUND

LARGE CAP EQUITY INDEX FUND

SMALL CAP EQUITY INDEX FUND

INTERNATIONAL EQUITY INDEX FUND

LARGE CAP EQUITY FUND

SMALL/MID CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

BOND FUND

STOCK AND BOND BALANCED FUND

ABOUT THE TRUST

State Farm Variable Product Trust (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on February 21, 1997. The Trust consists of nine separate investment portfolios (the “Funds” or a “Fund”), each of which is, in effect, a separate mutual fund. With the exception of the Stock and Bond Balanced Fund, each Fund is “diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “Act”); the Stock and Bond Balanced Fund is non-diversified. The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund.

ABOUT THE INVESTMENTS OF THE FUNDS

INVESTMENT OBJECTIVES

The investment objective of each Fund is set forth and described in the Prospectus. Each Fund investment objective may be changed by the Board of Trustees with notice.

INVESTMENT SUB-ADVISERS

SFIM has entered into agreements with investment sub-advisers for some of the Funds as set forth below:

Fund	Sub-adviser(s)
Large Cap Equity Fund	Capital Guardian Trust Company (“Capital Guardian”)
Small/Mid Cap Equity Fund	Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”)
International Equity Fund	Capital Guardian
Large Cap Equity Index Fund	Barclays Global Fund Advisors, Inc. (“BGFA”)
Small Cap Equity Index Fund	BGFA
International Index Fund	BGFA

INVESTMENT TECHNIQUES

In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation found in the Prospectus.

THE MONEY MARKET FUND

The Money Market Fund invests only in instruments denominated in U.S. dollars that State Farm Investment Management Corp. (“SFIM”), under the supervision of the Trust’s Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (“requisite NRSROs”); or

2. in the case of an unrated instrument, determined by SFIM, under the supervision of the Trust’s Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

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Pursuant to Rule 2a-7 under the Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated “First Tier Securities.” Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated “Second Tier Securities.” A description of the ratings used by NRSROs is found in Appendix A herein.

Pursuant to Rule 2a-7, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government securities (defined below)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

The foregoing policies are more restrictive than the fundamental investment restriction number 1 set forth below, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Trust will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also segregate cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its total assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the net assets of the Fund would be so invested.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund’s assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. See “Fundamental Restrictions” on page 9. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission (“Commission”), which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund will also receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the

2

right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Trust’s Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. See TAXES—GENERAL TAX INFORMATION. Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Internal Revenue Code of 1986.

The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms SFIM or, when appropriate, BGFA, Capital Guardian, Bridgeway or Rainier (under the supervision of the Board of Trustees) deems creditworthy.

DEBT SECURITIES

Under normal circumstances, the Bond Fund and the Stock and Bond Balanced Fund (through its investment in the Bond Fund) may invest in debt securities of corporate and governmental issuers, including “investment grade” securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody’s Investor Services, Inc. (“Moody’s”) or Standard and Poor’s Corporation (“S&P”)) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”), and securities that are not rated, but are of comparable quality. See Appendix A for a Description of Bond Ratings.

The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

The Large Cap Equity Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment sub-adviser for the Large Cap Equity Index Fund, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Large Cap Equity Index Fund. After purchase by the Large Cap Equity Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Large Cap Equity Index Fund. Neither event will require a sale of such security by the Large Cap Equity Index Fund, provided that the amount of such securities held by the Large Cap Equity Index Fund does not exceed 5% of the Large Cap Equity Index Fund’s net assets. To the extent the ratings given by Moody’s or by S&P may change as a result of changes in such organizations or their rating systems, the Large Cap Equity Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

3

The Large Cap Equity Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and entail less risk of declines in market value than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, SFIM usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Bond Fund may invest are subject to the same rating criteria as its investment in non-convertible debt securities.

Because the Stock and Bond Balanced Fund invests a portion of its assets in the Bond Fund, the Stock and Bond Balanced Fund is subject to the same risks with regard to investments in convertible securities.

WARRANTS

The Bond Fund and, indirectly, the Stock and Bond Balanced Fund, the Small/Mid Cap Equity Fund, International Equity Fund, and the Large Cap, Small Cap and International Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Large Cap Equity Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Large Cap Equity Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

U.S. GOVERNMENT SECURITIES

All of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported

4

either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FOREIGN INVESTMENTS

Investing in the securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States (“foreign issuers”) or investments in securities denominated or quoted in foreign currency (“non-dollar securities”) involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

The Large Cap Equity Index Fund (and indirectly the Stock and Bond Balanced Fund), International Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and International Equity Fund each may invest in non-dollar denominated securities and the securities of foreign issuers (collectively, “foreign investments”). Transactions involving investments in foreign issuers may involve the use of currencies of foreign countries. Since a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, it may be subject to currency exposure independent of its securities positions and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Accordingly, it may incur costs in connection with conversions between various currencies.

By making foreign investments, a Fund may also experience exchange control regulation or currency restrictions that prevent cash from being brought back into the United States or that prevent a Fund from converting foreign currency into U.S. dollars. Exchange control regulation or currency restrictions can cause a Fund to continue to be exposed to fluctuating exchange rates.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund making investments in securities of foreign issuers will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund making an investment on such a market are uninvested and no return is earned on such assets. The inability of such a Fund to make intended security purchases due to settlement problems could cause

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the Fund to miss attractive investment opportunities. Moreover, inability to dispose of portfolio investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability for the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Also, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

CURRENCY EXCHANGE TRANSACTIONS

The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract (“forward contract”) or through foreign currency futures contracts.

FOREIGN MONEY MARKET INSTRUMENTS

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund may invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

EXCHANGE-TRADED FUNDS

The Large Cap, Small Cap and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell shares of exchange-traded funds (“ETFs”), including shares of ETFs that are affiliated with BGFA. In the event BGFA invests in affiliated ETFs, BGFA will receive an advisory fee from such ETF. Typically, a Fund would purchase ETF shares to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Funds’ purchases of ETF shares are subject to the non-fundamental investment restrictions regarding investments in other investment companies.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such

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action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

FINANCIAL FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may purchase and sell stock index futures contracts and options on such futures contracts as described in the Prospectus.

Stock index futures contracts bind purchasers and sellers to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Russell 2000 Stock Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its futures commission merchant (“FCM”), or with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may also purchase call and put options and write covered call and put options on stock index futures contracts of the type which the particular Fund is authorized to enter into. Put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the purpose of closing out a futures position that has become illiquid.

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Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid (but not the obligation), to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund’s portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund’s securities is particularly relevant to futures contracts. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to “close out” (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures

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position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Funds’ assets posted as margin in connection with these transactions as permitted under the Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Fund could effect such recovery.

The success of any Fund in using these techniques depends, among other things, on BGFA’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Fund is exposed. These transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

SHORT SALES

The Large Cap, Small Cap, and International Equity Index Funds and, indirectly, the Stock and Bond Balanced Fund may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs. In connection with short sales, the Funds will adhere to their investment restrictions on borrowing.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will enter into repurchase agreements only with banks and dealers that either SFIM or Capital Guardian, the sub-adviser to Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, believe present minimum credit risks. SFIM, Bridgeway, Rainier or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors. SFIM, Bridgeway, Rainier or Capital Guardian may cause the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund intend to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

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INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1.	DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not apply to any Fund classified as a non-diversified company under the Act. (1)

(1)	The Funds also intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code. See “Taxes—General Tax Information.”

2a.	INDUSTRY CONCENTRATION—BOND FUND. The Bond Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.	INDUSTRY CONCENTRATION—MONEY MARKET FUND. The Money Market Fund will not invest more than 25% of its assets (taken at market value at the time of each investment) other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.	INDUSTRY CONCENTRATION—EQUITY INDEX FUNDS. The Large Cap, Small Cap, and International Equity Index Funds will concentrate their investments in an industry or industries if, and to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.	INDUSTRY CONCENTRATION—EQUITY FUNDS. The Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund will not invest more than 25% of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

3.	INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4.	UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5.	BORROWING. No Fund will borrow money, except that: (a) a Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing, for temporary purposes; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

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6.	LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7.	COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodities contracts.

8.	SENIOR SECURITIES. No Fund will issue senior securities to the extent such issuance would violate applicable law.

9.	INVESTMENTS—STOCK AND BOND BALANCED FUND. The Stock and Bond Balanced Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies (as defined in the Act), U.S. Government securities, or short-term paper.

For the purposes of the restrictions relating to industry concentration, state and municipal governments and their agencies, authorities, and instrumentalities are not deemed to be industries; utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone each will be considered a separate industry); personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

NON-FUNDAMENTAL RESTRICTIONS

The Trust has also adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1.	FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2.	MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3.	PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

(i)	repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

(ii)	securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

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4b.	ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS—MONEY MARKET FUND. In addition to the non-fundamental restrictions in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5.	INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Stock and Bond Balanced Fund.

6.	INVESTMENT COMPANY NAMES. Each of the Large Cap Equity Index Fund, International Equity Index Fund, Small Cap Equity Index Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund’s name, and each will notify its shareholders at least 60 days prior to any change in such policy.

State insurance laws and regulations may impose additional limitations on borrowing, lending, and the use of futures contracts, options on futures contracts and other derivative instruments. In addition, such laws and regulations may require a Fund’s investments in foreign securities to meet additional diversification and other requirements.

7.	Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

INDUSTRY CONCENTRATIONS

As a result of the equity index Funds’ policy on concentration, each equity index Fund will maintain at least 25% of the value of its total assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock). No equity index Fund will concentrate its investments otherwise. If the benchmark index for an equity index Fund has a concentration of more than 25% because of a single stock (i.e., if one stock in the benchmark index accounts for more than 25% of the index and it is the only stock in the index in its industry), the equity index Fund will invest less than 25% of its total assets in such stock and will reallocate the excess to stocks in other industries. Changes in an equity index Fund’s concentration (if any) and non-concentration would be made “passively”—that is, any such changes would be made solely as a result of changes in the concentrations of the benchmark index’s constituents. Since the concentration of each equity index Fund is based on that of its benchmark index, changes in the market values of the equity index Fund’s portfolio securities will not necessarily trigger changes in the portfolio of such equity index Fund.

SELECTION OF INVESTMENTS FOR THE EQUITY INDEX FUNDS

The manner in which stocks are chosen for each of the equity index Funds differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser’s research and evaluations, stocks are selected for inclusion in an equity index Fund’s portfolio in order to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety. As briefly

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discussed in the prospectus, the Large Cap Equity Index Fund generally holds every stock in the S&P 500 Index. However, each of the Small Cap and International Equity Index Funds generally does not hold all of the issues that comprise its benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Small Cap Equity Index Fund attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as “portfolio sampling.” Under this technique, each stock is considered for inclusion in the Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Equity Index Fund holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio’s predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Small Cap and International Equity Index Funds so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark index.

Over time, the portfolio composition of each equity index Fund may be altered (or “rebalanced”) to reflect changes in the characteristics of its benchmark index or, for the Small Cap Equity Index Fund and the International Equity Index Fund, with a view to bringing the performance and characteristics of the equity index Fund more in line with that of its benchmark index. Such rebalancings will require the equity index Fund to incur transaction costs and other expenses. Each of the Small Cap and International Equity Index Funds reserves the right to invest in all of the securities in the benchmark index.

TRACKING ERROR

SFIM and BGFA use the “expected tracking error” of an equity index Fund as a way to measure each Fund’s performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the equity index Fund will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the equity index Fund increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Fund, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of an equity index Fund to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Trust will consider what action might be appropriate to reduce the tracking error.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of SFIM, State Farm VP Management Corp. (“Management Corp.”) and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information. The Funds may periodically disclose

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their portfolio information on a confidential basis to Lipper, Inc., and various service providers that require such information to assist the Funds with their day-to-day business affairs. These service providers include Ernst & Young LLP; Bell, Boyd & Lloyd LLC; RR Donnelley; Bloomberg; the McGraw-Hill Companies; Morningstar, Inc.; and the Thompson Corporation. While the Funds do not have separate confidentiality agreements with Lipper, Inc. and these service providers, and, accordingly, it is possible that the Funds’ portfolio information could become selectively disclosed, the Board believes that such disclosure is unlikely given industry non-disclosure standards and the Funds’ past experience with these entities. In addition, public knowledge of the those entities failure to maintain the confidentiality of this information could likely cause severe reputational damage and therefore is very unlikely. The Funds also expect that those service providers will not trade based on the information or use the information except as necessary in providing services to the Funds.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with SFIM or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled board meeting.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR’S

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”). “Standard & Poor’s,” “S&P,” “S&P 500” and “Standard and Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. The Fund is not sponsored, endorsed sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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RUSSELL 2000

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000 Small Stock Index (the “Russell 2000”). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and “Russell” is a trademark, of the Frank Russell Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with the Frank Russell Company. The Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE FREE INDEX

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (“EAFE® Free”). EAFE Free is the exclusive property of Morgan Stanley Capital International (“MSCI”). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. The Fund is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the shares of the Fund particularly or the ability of EAFE® Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Free which is determined, composed and calculated by Morgan Stanley without regard to the Fund. Morgan Stanley has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Free. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST’S

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CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE FREE OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE FREE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are elected by the shareholders. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

The Trust is not required to hold annual meetings of shareholders and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

There are two standing committees of the Board of Trustees—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2005, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (an “Independent Trustee”). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management, distribution, and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees will not consider nominees recommended by shareholders. During calendar year 2005, the Committee of Independent Trustees held five meetings.

It is possible that the interests of the Stock and Bond Balanced Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Stock and Bond Balanced Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the affected Funds’ investment adviser(s) and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

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TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their ages at December 31, 2005, and their principal occupations for the last five years and their affiliations, if any, with SFIM and State Farm VP Management Corp., the Trust’s principal underwriter, are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

Information about Independent Trustees of the Trust

Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler, One State Farm Plaza Bloomington,Illinois 61710 Age 52	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW—University of St. Thomas School of Law (since 6/2002); DEAN—University of Illinois College of Law (8/1993-6/2002); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk, One State Farm Plaza Bloomington,Illinois 61710 Age 61	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT—Beer Nuts, Inc. (manufacturer of snack foods) (since 6/1981); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini, One State Farm Plaza Bloomington,Illinois 61710 Age 49	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003)—Texas Christian University; PRESIDENT (1999-2003) and VICE PRESIDENT (1997-1999)—Illinois State University; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance, One State Farm Plaza Bloomington,Illinois 61710 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000)—Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994)—Caterpillar, Inc.; TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Donald A. Altorfer, One State Farm Plaza Bloomington,Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN—Altorfer, Inc. (dealer in heavy machinery and equipment) (since 1/1998); TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw, One State Farm Plaza Bloomington,Illinois 61710 Age 54	Trustee	Began service in 2005 and serves until successor is elected or appointed.	Retired (since 12/2003); Partner—Ernst & Young, LLP (public accounting firm) (6/2002-12/2003); Partner—Arthur Andersen (public accounting firm) (before 6/2002).	28	Trustee—Utopia Funds (4) portfolios

Anita Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 49	Trustee	Began service on December 1, 2006 and serves until successor is elected or appointed.	RETIRED (since 2005); GENERAL COUNSEL AND CHIEF OPERATING OFFICER (before 2001) and MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003)—Harris Associates, L.P. (registered investment adviser); CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005)—Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); and EXECUTIVE VICE PRESIDENT (until 2003)—Harris Assoc. Investment Trust—The Oakmark Family of Funds (mutual fund).	28	None

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Information about Officers and Interested Trustees of the Trust

Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.*, One State Farm Plaza, Bloomington, Illinois 61710 Age 55	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR—State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR—State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR— McGraw-Hill Corporation; DIRECTOR— Caterpillar, Inc.; DIRECTOR— Helmerich & Payne, Inc.

Michael L. Tipsord*, One State Farm Plaza, Bloomington, Illinois 61710 Age 46	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002); TREASURER (since 7/2001); SENIOR VICE PRESIDENT (9/2002-1/2005), VICE PRESIDENT (12/1998-9/2002), and ASSISTANT TREASURER (12/1998 -7/2001)—State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 to 12/2002) and ASSISTANT SECRETARY (before 9/2001)—State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002)—State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001 to 12/2002), and ASSISTANT SECRETARY (before 9/2001)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

John W. North, One State Farm Plaza, Bloomington, Illinois 61710 Age 58	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT—FINANCIAL SERVICES (since 1/2005), EXECUTIVE VICE PRESIDENT—FINANCIAL SERVICES (7/2001- 1/2005) and SENIOR VICE PRESIDENT (9/1998-7/2001)—State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001)—State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001)—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

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Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Susan D. Waring, One State Farm Plaza, Bloomington, Illinois 61710 Age 56	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004) SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001)—State Farm Life Insurance Company; VICE PRESIDENT (before 2001)—State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001)—State Farm VP Management Corp.; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Donald E. Heltner, One State Farm Plaza, Bloomington, Illinois 61710 Age 58	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

John S. Concklin, One State Farm Plaza, Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT—COMMON STOCKS—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002)—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Phillip G. Hawkins, Three State Farm Plaza, Bloomington, Illinois 61791 Age 45	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2003); EXECUTIVE ASSISTANT (11/2002-8/2003); DIRECTOR—STRATEGIC RESOURCES (before 11/2002)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Dick Paul Three State Farm Plaza, South Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT—SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL and SECRETARY (since 9/2005)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 9/2005)—State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.	N/A	N/A

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Name, Address, and Age	Position Held with Trust	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David R. Grizzle Three State Farm Plaza, Bloomington, Illinois 61791 Age 46	Chief Compliance Officer	Began service in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006)—State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, DIRECTOR—SECURITIES PRODUCTS (since 12/2000), MANAGER—MUTUAL FUNDS (11/1999-12/2000)—State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY-TREASURER (since 3/2001)—State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY-TREASURER (since 3/2001)—State Farm Investment Management Corp.	N/A	N/A

*Messrs. Rust and Tipsord are “interested” Trustees as defined by the Act because each is (i) an officer of the Trust, (ii) a director of SFIM, the Trust’s investment adviser, (iii) a director of State Farm VP Management Corp., the Trust’s distributor, (iv) an officer of SFIM, and (v) an officer of State Farm VP Management Corp.

Trustees and officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust.

The Independent Trustees receive, (i) a monthly retainer equal to $2,583, (ii) a fee of $4,500 for each regular board meeting attended, (iii) a fee of $1,000 for each special board meeting or committee meeting attended, unless the special board meeting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $1,250 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of nineteen other mutual funds advised by SFIM. Each fund managed by SFIM shares in the fees for the Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

NAME	AGGREGATE COMPENSATION FROM THE TRUST(1)	TOTAL COMPENSATION FROM THE TRUST AND OTHER STATE FARM FUNDS(1)(2)
Edward B. Rust, Jr.(3)	$0	$0
Michael L. Tipsord(3)	$0	$0
Thomas M. Mengler	$5,560	$39,250
James A. Shirk	$5,560	$39,250
Donald A. Altorfer	$5,560	$39,250
Victor J. Boschini	$5,560	$35,500
David L. Vance	$6,476	$42,000
Alan R. Latshaw	$2,527	$22,000
Anita Nagler(4)	$0	$0

(1)	For the fiscal year ended December 31, 2005.

(2)	The other “State Farm Funds” are State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

(3)	Non-compensated interested trustee.

(4)	Ms. Anita Nagler began service as an Independent Trustee effective December 1, 2006, so she received no compensation from the Trust during the fiscal year ended December 31, 2005.

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The following table reflects dollar ranges of each Trustee’s indirect ownership of equity securities of each Fund, and dollar ranges of each Trustee’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in Large Cap Equity Index Fund	Dollar Range of Equity Securities in Small Cap Equity Index Fund	Dollar Range of Equity Securities in International Equity Index Fund
Thomas M. Mengler	None	None	None
James A. Shirk	None	None	None
Victor J. Boschini	None	None	None
David L. Vance	None	None	None
Donald A. Altorfer	None	None	None
Edward B. Rust, Jr.	Over $100,000	None	None
Michael L. Tipsord	None	None	None
Alan R. Latshaw	None	None	None
Anita Nagler	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Bond Fund	Dollar Range of Equity Securities in Stock and Bond Balanced Fund	Dollar Range of Equity Securities Money Market Fund
Thomas M. Mengler	None	None	None
James A. Shirk	None	None	None
Victor J. Boschini	None	None	None
David L. Vance	None	None	None
Donald A. Altorfer	None	None	None
Edward B. Rust, Jr.	None	None	None
Michael L. Tipsord	None	None	None
Alan R. Latshaw	None	None	None
Anita Nagler	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Large Cap Equity Fund	Dollar Range of Equity Securities in the Small/Mid Cap Equity Fund	Dollar Range of Equity Securities in the International Equity Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	None	None	None	$10,001-$50,000
James A. Shirk	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	$10,001-$50,000
David L. Vance	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	$10,001-$50,000
Edward B. Rust, Jr.	None	None	None	Over $100,000
Michael L. Tipsord	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	$10,001-$50,000
Anita Nagler	None	None	None	None

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

As of December 31, 2005, State Farm Mutual Automobile Insurance Company (“SFMAIC”) owned all of the common stock issued by SFIM and by Management Corp., the Trust’s underwriter. SFMAIC is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the

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Trust nor their immediate family members own securities representing an ownership interest in SFIM, in Management Corp. or in SFMAIC.

During the period January 1, 2004 to December 31, 2005 (“Calendar Years 2004 and 2005”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with SFMAIC in an amount that exceeded $60,000. His indirect relationship with SFMAIC during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with SFMAIC, the value of which exceeded $60,000.

Mr. Shirk’s indirect relationship or interest with SFMAIC was as follows: During Calendar Years 2004 and 2005, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to SFMAIC during Calendar Years 2004 and 2005. SFMAIC paid Sunrise Company, LLC rent in the amount of $129,100 in 2004 and $88,600 in 2005, while SFMAIC paid Beer Nuts, Inc. rent in the amount of $94,278 in 2004 and $82,000 in 2005.

During the calendar year 2004, Mr. Donald A. Altorfer, Independent Trustee of the Trust, had an indirect relationship with SFMAIC in an amount that exceeded $60,000. Mr. Altorfer’s indirect relationship with SFMAIC was as follows: During calendar year 2004, Mr. Altorfer was the Chairman of Altorfer, Inc. SFMAIC paid Altorfer, Inc. $105,000 in 2004 for generator maintenance and repair services.

Except for the disclosure concerning Mr. James A. Shirk and Mr. Donald A. Altorfer in the two paragraphs above, during Calendar Years 2004 and 2005, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in SFIM, Management Corp., SFMAIC, or in other affiliates of SFMAIC, the value of which interest exceeded $60,000;

•	interest in any transaction or series of similar transactions with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

•	relationship(s) with the Trust, SFIM, Management Corp., SFMAIC, affiliates of SFMAIC, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND SFIM

The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with SFIM. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of SFIM. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, SFIM and SFMAIC, and a Service Agreement among the Trust, Management Corp., and SFMAIC.

Since its inception in 1967, SFIM’s principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the mutual funds in the State Farm family of mutual funds.

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SFIM (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds, other than the Large Cap, Small Cap, and International Equity Index Funds and Large Cap, Small Cap and International Equity Funds. SFIMC also is responsible for the actual management of the investments of those Funds and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, SFIM performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

The Trust pays SFIM compensation in the form of an investment advisory fee. The fee is based upon average daily net assets and is accrued daily and paid to SFIM quarterly at the following annual rates for each of the Funds:

Large Cap Equity Index	0.26% of net assets
Small Cap Equity Index	0.40% of net assets
International Equity Index	0.55% of net assets
Bond	0.50% of net assets
Money Market	0.40% of net assets
Stock and Bond Balanced	None
Large Cap Equity	0.60% of net assets
Small/Mid Cap Equity	0.80% of net assets
International Equity	0.80% of net assets

SFIM has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to reimburse the Stock and Bond Balanced Fund for any expenses incurred. (This expense limitation arrangement is voluntary and may be eliminated by SFIM at any time.) However, SFIM will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests.

With respect to each of the Funds other than the Stock and Bond Balanced Fund, International Equity Index Fund, and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity Index Fund and International Equity Fund, SFIM has agreed to reimburse the Fund for any expenses incurred by the Fund, other than the investment advisory and management services fee, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIM at any time.

For the calendar years 2003, 2004 and 2005 the Funds paid the following advisory fees to SFIM:

FUND	GROSS FEE PAID			EXPENSE REIMBURSEMENT			NET FEE
	2005	2004	2003	2005	2004	2003	2005	2004	2003
Money Market Fund	$200,615	$219,377	$224,020	$19,053	$0	$0	$181,562	$219,377	$224,020
Bond Fund	$866,475	$842,523	$778,157	$0	$0	$0	$866,475	$842,523	$778,157
Large Cap Equity Index Fund	$1,306,035	$1,142,479	$855,428	$0	$0	$0	$1,306,035	$1,142,479	$855,428
Small Cap Equity Index Fund	$1,004,568	$910,630	$653,355	$0	$0	$9,115	$1,004,568	$910,630	$644,240
International Equity Index Fund	$1,458,390	$1,198,058	$886,420	$0	$41,277	$33,717	$1,458,390	$1,156,781	$852,703
Stock and Bond Balanced Fund	$0	$0	$0	$66,548	$39,780	$38,530	$(66,548)	$0	$0
Large Cap Equity Fund(1)	$66,579	$0	$0	$16,231	$0	$0	$50,348	$0	$0
Small/Mid Cap Equity Fund(1)	$84,466	$0	$0	$21,527	$0	$0	$62,939	$0	$0
International Equity Fund(1)	$95,020	$0	$0	$41,685	$0	$0	$53,335	$0	$0

(1)	The table includes advisory fees for the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, from the commencement of operations of July 26, 2005 to December 31, 2005.

23

As described below, SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

SFIM is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of SFIM connected with investment and economic research, trading and investment management of the Trust and the payment of any fees to interested Trustees of the Trust. SFIM provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other employment related costs of employing those persons. SFIM furnishes the Trust with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment.

Pursuant to the Service Agreement, SFMAIC provides SFIM with certain personnel, services and facilities to enable SFIM to perform its obligations to the Trust. SFIM reimburses SFMAIC for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by SFMAIC under the separate service agreement. Accordingly, the Trust makes no payment to SFMAIC under the Service Agreement.

The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by SFIM as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, if any, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders and contractholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders and contractholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all of the Funds are allocated pro-rata based upon each Fund’s net assets.

The Investment Advisory and Management Services Agreement also provides that SFIM shall not be liable to the Trust or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of SFIM in the performance of its duties thereunder.

BETWEEN SFIM AND BGFA

Pursuant to the separate sub-advisory agreement described below (the “Sub-advisory Agreement”), SFIM has engaged BGFA as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds.

BGFA determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. For its services, SFIM pays BGFA an investment sub-advisory fee equal to a percentage of the average daily net assets of each equity index Fund at the rates set forth

24

below less certain credits also described below. The fee is accrued daily and paid to BGFA quarterly. The rates upon which the fee is based are as follows:

Large Cap Equity Index Fund	0.15% of the first $50,000,000 of net assets
0.09% of the next $50,000,000 of net assets
0.07% thereafter

Small Cap Equity Index Fund	0.20% of the first $50,000,000 of net assets
0.14% of the next $50,000,000 of net assets
0.11% thereafter

International Equity Index Fund	0.35% of the first $50,000,000 of net assets
0.30% of the next $50,000,000 of net assets
0.20% thereafter

The quarterly fee payable by SFIM to BGFA with respect to each equity index Fund will be reduced by certain credits. The fee with respect to the Large Cap Equity Index Fund and Small Cap Equity Index Fund will be reduced by $875 and $2,875 per quarter, respectively. The fee with respect to the International Equity Index Fund will be reduced by $3,750 per quarter and an additional amount based upon such Fund’s international custody charges.

The Sub-advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or BGFA, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The Sub-advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BGFA manages the investments of the Large Cap, Small Cap, and International Equity Index Funds, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, BGFA follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

Relying on the factors discussed above, the Board of Trustees of the Trust unanimously approved the Sub-advisory Agreement at a Board meeting held in March 2001 and approved its continuation at a Board meeting held on June 17, 2005.

BETWEEN SFIM AND CAPITAL GUARDIAN

Pursuant to the separate sub-advisory agreement described below, SFIM has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund and International Equity Fund. Capital Guardian manages the investments of the Large Cap Equity Fund and International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of the Large Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

Large Cap Equity Fund	On the first $25 million	— 0.55%
	$25 million to $50 million	— 0.40%
	Over $50 million	— 0.275%

25

International Equity Fund	On the first $25 million	— 0.75%
	$25 million to $50 million	— 0.60%
	$50 million to $250 million	— 0.425%
	Over $250 million	— 0.375%

The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of SFIM or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

BETWEEN THE SFIM AND BRIDGEWAY

Pursuant to the separate sub-advisory agreement, SFIM has engaged Bridgeway as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Bridgeway manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Bridgeway follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Bridgeway an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Bridgeway quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

BETWEEN SFIM AND RAINIER

Pursuant to the separate sub-advisory agreement, SFIM has engaged Rainier as the investment sub-adviser to provide day-to-day portfolio management for a segment of the Small/Mid Cap Equity Fund. Rainier manages its segment of the investments of the Small Cap/Mid Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, Rainier follows SFIM’s policy of seeking to obtain the most favorable price and efficient execution available.

For its services, SFIM pays Rainier an investment sub-advisory fee equal to a percentage of the average daily net assets of its segment of the Small/Mid Cap Equity Fund at the rates set forth below. The fee is accrued daily and paid to Rainier quarterly. The rates upon which the fee is based are as follows:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of December 31, 2005, the Funds’ most recently completed calendar year.

26

OTHER ACCOUNTS MANAGED

Stock and Bond Balanced Fund, Bond Fund, Small Cap Equity Index Fund, Large Cap Equity Index Fund, International Equity Index Fund and Money Market Fund

Donald Heltner, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

Other Registered Investment Companies: 8 accounts, $1.6 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 20 accounts, $91.8 billion in assets

Duncan Funk, a portfolio manager for the Stock and Bond Balanced Fund, the Bond Fund, and the Money Market Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

Other Registered Investment Companies: 6 accounts, $1.1 billion in assets

Other Pooled Investment Vehicles: 0 accounts

Other Accounts: 22 accounts, $66.7 billion in assets

Patrick O’Connor, a portfolio manager for the Small Cap Equity Index Fund, Large Cap Equity Index Fund, and Stock and Bond Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. O’Connor, include the following:

Other Registered Investment Companies: 96 accounts, $156.4 billion in assets

Other Pooled Investment Vehicles: 1 accounts, $173 million in assets

Other Accounts: 6 accounts, $9 billion in assets

S. Jane Leung, a portfolio manager for the Small Cap Equity Index Fund, the International Equity Index Fund and the Large Cap Equity Index Fund manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Ms. Leung, as of July 31, 2006 include the following:

Other Registered Investment Companies: 113 accounts, $190 billion in assets

Other Pooled Investment Vehicles: 1 account, $148 million

Other Accounts: 5 accounts, $100,000 million in assets

27

Large Cap Equity Fund

Capital Guardian Trust Company (“CGTC”)

(a)(1)Identify portfolio manager(s) of the Adviser to
be named in the Fund prospectus (For each person,
please provide on a separate page the title, length of
service with the Adviser and business experience
during the past 5 years)	(a)(2) For each person identified in column (a)(1), provide number of other accounts of the Adviser managed by the person within each category below
	and the total assets in the accounts managed within each category below
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	13	$6.07	15	$2.70	101	$23.60
Samuels, Theodore R.	11	$5.92	10	$5.35	447	$35.07
Stein, Eugene P.	11	$5.65	14	$6.79	141	$43.39

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

Large Cap Equity Fund

Capital Guardian Trust Company (“CGTC”)

(a)(1)Identify portfolio manager(s) of the Adviser to
be named in the Fund prospectus (For each person,
please provide on a separate page the title, length of
service with the Adviser and business experience
during the past 5 years)	(a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Miller, Karen A.	0	$—	0	$—	3	$2.85
Samuels, Theodore R.	0	$—	0	$—	4	$3.01
Stein, Eugene P.	0	$—	0	$—	8	$6.42

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

28

Bridgeway and Rainier as Sub-Advisers to the Small/Mid Cap Equity Fund

As of June 30, 2006, the individuals named as the Bridgeway portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

John Montgomery	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Elena Khoziaeva	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Michael Whipple	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

As of June 30, 2006, the individuals named as the Rainier portfolio managers for the Small/Mid Cap Equity Fund also were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

Daniel M. Brewer	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

29

Mark W. Broughton	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Mark H. Dawson	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

James R. Margard	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Peter M. Musser	Number of Other Accounts Managed	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

30

International Equity Fund

Capital Guardian Trust Company

(a)(1)Identify portfolio manager(s) of the Adviser to
be named in the Fund prospectus (For each person,
please provide on a separate page the title, length of
service with the Adviser and business experience
during the past 5 years)	(a)(2) For each person identified in column (a)(1), provide number of other accounts of the Adviser managed by the person within each category below
	and the total assets in the accounts managed within each category below
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	22	$21.99	33	$46.79	324	$103.73
Gromadzki, Arthur	11	$4.75	9	$26.61	147	$46.94
Havas, Richard	12	$4.97	22	$35.05	225	$76.35
Kwak, Seung	11	$4.75	10	$26.76	139	$44.32
Kyle, Nancy	13	$17.24	28	$43.38	181	$60.94
Mant, John	11	$4.75	13	$30.63	204	$60.13
Reed, Chris	12	$4.97	14	$30.90	231	$67.23
Sauvage, Lionel	12	$4.97	20	$36.29	261	$88.99
Sikorsky, Nilly	12	$4.97	26	$40.72	475	$136.39
Staehelin, Rudolf	12	$4.97	2	$39.92	337	$95.87

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

International Equity Fund

Capital Guardian Trust Company

(a)(1)Identify portfolio manager(s) of the Adviser to
be named in the Fund prospectus (For each person,
please provide on a separate page the title, length of
service with the Adviser and business experience
during the past 5 years)	(a)(3) For each person identified in column (a)(1), provide number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Fisher, David	1	$0.87	3	$0.63	14	$9.39
Gromadzki, Arthur	1	$0.87	0	$—	14	$6.43
Havas, Richard	1	$0.87	0	$—	12	$6.77
Kwak, Seung	1	$0.87	0	$—	8	$7.31
Kyle, Nancy	1	$0.87	0	$—	10	$6.48
Mant, John	1	$0.87	0	$—	14	$5.85
Reed, Chris	1	$0.87	0	$—	32	$13.84
Sauvage, Lionel	1	$0.87	0	$—	20	$9.43
Sikorsky, Nilly	1	$0.87	3	$0.63	72	$30.28
Staehelin, Rudolf	1	$0.87	0	$—	37	$14.11

1	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

31

2	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
3	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
4	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

SFIM PORTFOLIO MANAGERS’ COMPENSATION

Compensation paid to Messrs. Donald Heltner and Duncan Funk is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. These portfolio managers’ compensation packages consist of a base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary. Incentive compensation is discretionary and is determined by Auto Company annually by reference to several objective factors as well as investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager’s performance in comparison to those factors is considered by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short term performance, and does not rely on industry benchmarks or standards.

Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager’s portfolio management results and 2) portfolio management results of the other fixed income portfolio managers. Fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Lehman Brothers Government/Credit Index Duration Adjusted; Five-year Lehman Brothers A Rated Credit Index Duration Adjusted; Five-year Russell/Mellon Total Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Four-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody’s and Standard and Poor’s rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Lehman Brothers Municipal Bond Index Duration Adjusted; Four-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Canadian Bond Index; Four-year Custom Lehman Brothers Municipal Bond Index; and Municipal Market Data Municipal Bond Yield Scales.

The formula used to determine the investment return performance involves a four or five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

32

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of Auto Company and its affiliates as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under Auto Company’s qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

BGFA AND BGI PORTFOLIO MANAGERS’ COMPENSATION

Each of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts seeking such investment opportunity. As a consequence, from time to time each portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

The other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest, that may result in the portfolio managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

33

As of December 31, 2005, each portfolio manager receives a salary and is eligible to receive an annual bonus. Each portfolio manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager’s title, scope of responsibilities, experience and knowledge. Each portfolio manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager’s business unit, and an assessment of the portfolio manager’s individual performance. The portfolio manager’s salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

CAPITAL GUARDIAN PORTFOLIO MANAGERS’ COMPENSATION

Capital Guardian uses a system of multiple portfolio managers in managing the fund’s assets. (In addition, Capital Guardian’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage). Portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. Analysts are also separately compensated for the quality of their research efforts.

The benchmarks used to measure performance of the portfolio managers for the Large Cap Equity Fund include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

The benchmarks used to measure performance of the portfolio managers for the International Equity Fund include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from InterSEC. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities,

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portfolio manager compensation and proxy voting of portfolio securities. Where there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

BRIDGEWAY PORTFOLIO MANAGER’S COMPENSATION

The objective of Bridgeway’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway’s size and geographical location. Bridgeway evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khozliaeva and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway relative to peer companies. Bridgeway’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual fund have performance based fees relative to stock market benchmarks, c) operating costs of Bridgeway and d) tax rates.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases Bridgeway’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, some portfolios managed by Bridgeway include performance-based management fees. Should the portfolio’s performance exceed the benchmark, Bridgeway may make more total management fees and increase its profitability. On the other hand, should the portfolio’s performance lag the benchmark, Bridgeway may experience a decrease in profitability.

Finally, all Bridgeway investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA) and ownership programs in Bridgeway. With the exception of John Montgomery, investment team members (as well as all of Bridgeway’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program sponsored by Bridgeway. The value of this ownership is a function of Bridgeway’s profitability and growth. Bridgeway is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by Bridgeway’s profitability and growth.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to- day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Bridgeway believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.

•

If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of

35

filled purchase or sale orders across all eligible funds and other accounts. Accordingly, Bridgeway has developed guidelines to address the priority order in allocating investment opportunities.

•	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Bridgeway may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. Bridgeway seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•	With respect to securities transactions for the funds, Bridgeway determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Bridgeway may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Bridgeway or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	The appearance of a conflict of interest may arise where Bridgeway has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•	Bridgeway and the funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

RAINIER PORTFOLIO MANAGER’S COMPENSATION

Rainier pays a fixed salary to all of its portfolio managers. Rainier portfolio managers who are Rainier shareholders receive a dividend based on numbers of Rainier shares owned. Portfolio managers who are Rainier principals, but not shareholders, receive a profit share bonus based on a fixed percentage of Rainier’s net income. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus.

The compensation paid to Rainier for managing the Small/Mid Cap Equity Fund is based only on a percentage of assets under management. Portfolio managers, depending on whether they are principals of Rainier benefit from Rainier’s revenues and profitability. But no Rainier portfolio managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Rainier allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

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OWNERSHIP OF SECURITIES

The portfolio managers’ ownership of Fund securities is as follows:

Donald Heltner	None
Duncan Funk	$1-$10,000
Patrick O’Connor	None
S. Jane Leung	None
Karen Miller	None
David Fisher	None
Arthur Gromadzki	None
Richard Havas	None
Seung Kwak	None
Nancy Kyle	None
John Mant	None
Chris Reed	None
Lionel Sauvage	None
Nilly Sikorsky	None
Rudolf Stachelin	None
Theodore Samuels	None
Eugene Stein	None
John Montgomery	None
Elena Khoziaeva	None
Michael Whipple	None
Daniel M. Brewer	None
Mark W. Broughton	None
Mark H. Dawson	None
James R. Margard	None
Peter M. Musser	None

SECURITIES ACTIVITIES OF THE INVESTMENT ADVISERS

Securities held by the Trust may also be held by separate accounts or mutual funds for which SFIM, Bridgeway, Rainier, Capital Guardian or BGFA (collectively the “Investment Advisers”) acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Adviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, an Investment Adviser may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

If purchases or sales of securities for a Fund or other client of an Investment Adviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of an Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage

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commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As described above, an Investment Adviser determines which securities to buy and sell for the Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer’s margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter. During the calendar years ended 2003, 2004 and 2005 the Funds paid brokerage commissions of:

	2005	2004	2003
Money Market Fund	$0	$0	$0
Bond Fund	$0	$0	$0
Large Cap Equity Index Fund	$5,055	$15,155	$12,705
Small Cap Equity Index Fund	$14,961	$30,056	$26,717
International Equity Index Fund	$8,396	$10,282	$10,161
Stock and Bond Balanced Fund	$0	$0	$0
Large Cap Equity Fund(1)	$20,626	$0	$0
Small/Mid Cap Equity Fund(1)	$51,287	$0	$0
International Equity Fund(1)	$11,512	$0	$0
(1)	The table includes paid brokerage commissions for the Large Cap Equity Fund, Small/Mid Cap Equity Fund and International Equity Fund, from the commencement of operations of July 26, 2005 to December 31, 2005. Capital Guardian was the sub-adviser to the Small/Mid Cap Equity Fund until December 1, 2006, when Bridgeway and Rainier became investment sub-advisers to that Fund.

No Fund has paid any brokerage commissions to: (i) any broker that is an affiliated person of the Trust or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Trust or SFIM.

In placing orders for securities transactions, each Investment Adviser’s policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust’s Board of Trustees, may pay higher than the lowest possible commission in order to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

When selecting broker-dealers to execute portfolio transactions, SFIM considers factors including the rate of commission or size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to SFIM. In some cases, SFIM may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by SFIM in providing investment advisory services to the Trust. However, all such directed brokerage will be subject to SFIM’s policy to attempt to obtain the most favorable price and efficient execution possible.

Capital Guardian strives to obtain best execution on its respective clients’ portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the

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circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer’s ability to offer liquidity and anonymity. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Large Cap Equity Fund and International Equity Fund. Capital Guardian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

PORTFOLIO TURNOVER

There are no fixed limitations regarding the portfolio turnover rate for either the Bond Fund or Money Market Fund, and securities initially satisfying the objectives and policies of one of these Funds may be disposed of when they are no longer deemed suitable. Consistent with each equity index Fund’s investment objective, the Large Cap, Small Cap, and International Equity Index Funds will attempt to minimize portfolio turnover. The Stock and Bond Balanced Fund’s portfolio turnover is expected to be low. The Stock and Bond Balanced Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund’s shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (currently at 4:00 p.m., Eastern Time), on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares will not be priced on days when the NYSE is closed. The net asset value per share of a Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to SFIM, are accrued daily.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market. In the absence of any National Market sales on that day, equity securities are valued at the last reported bid price.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities.

If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at fair value as determined by one or more independent pricing services (each, a

39

“Service”). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service’s procedures are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

Debt instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to value foreign securities (other than American Depository Receipts) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Funds. In addition, foreign securities held by the Large Cap Equity Fund, Large Cap Equity Index Fund, International Equity Fund, Small/Mid Cap Equity Fund and International Equity Index Fund may be traded actively in securities markets which are open for trading on days when those Funds do not calculate their net asset value. Accordingly, there may be occasions when the Large Cap Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, International Equity Fund or International Equity Index Fund does not calculate its net asset value but when the value of such Fund’s portfolio securities is affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

Effective January 1, 2006, the Trust’s Board of Trustees amended the Trust’s procedures used to value non-U.S. securities (“foreign securities”) held by the International Equity Fund and the International Equity Index Fund. The revised procedures require foreign securities held by these two Funds to be fair valued using prices provided by a third-party pricing service in certain circumstances. SFIM fair values foreign securities held by these two Funds on valuation days when the closing prices for such securities are determined not to reflect the market value of such securities as of the time the Funds compute their NAVs. SFIM uses systematic and objective standards to determine when the closing prices of the foreign securities held by the International Equity Fund and the International Equity Index Fund do not reflect the market value of such securities.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes reflects the current and true price of the security.

Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust (the “Board”) has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized

40

cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

TAXES

GENERAL TAX INFORMATION

The Trust intends that each of the Funds will continue to qualify as a regulated investment company under the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). If each Fund continues to qualify as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Trust intends to do), then, under the provisions of Subchapter M, each Fund should have little or no income taxable to it under the Code.

Each Fund of the Trust must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies and other securities, and no more that 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in (i) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls, and (iii) the securities of one or more qualified publicly traded partnerships.

In order to maintain the qualification of a Fund’s status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund’s ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

Each of the Funds also intends to comply with section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts (such as the Accounts) that are used to fund benefits under variable life insurance and variable annuity

41

contracts. These requirements are in addition to the requirements of subchapter M and of the Investment Company Act of 1940, and may affect the securities in which a Fund may invest. In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, for example, to alter the investment objectives of one or more of the Funds. No such change of investment objectives will take place without notice to the shareholders of an affected Fund, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.

FOREIGN INVESTMENTS

Funds investing in foreign securities or currencies (including the Money Market Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, and International Equity Index Fund) may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding on dividends and interest, if any, is generally at rates between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. Owners of variable universal life insurance and variable deferred annuity contracts investing in such Fund will bear the costs of any foreign tax, but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Funds investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of a Fund making such investments will be reduced by these taxes and interest charges. Owners of variable universal life insurance policies and variable deferred annuity contracts investing in such Funds will bear the cost of these taxes and interest charges.

ADDITIONAL TAX CONSIDERATIONS

If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Fund’s current or accumulated earnings and profits. Owners of variable universal life insurance and deferred annuity contracts that have invested in such a Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable universal life insurance and deferred annuity contracts which have invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Funds’ investment advisers, and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by a Fund, because, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser might otherwise believe to be desirable.

In addition to the income tax requirements discussed above, the Funds are subject to a 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31. Each Fund, other than the Stock and Bond Balanced Fund, intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax. The Stock and Bond Balanced Fund is not subject to the 4% excise tax.

The discussion of “Taxes” in the Prospectus and the foregoing discussion of federal income tax consequences is a general and abbreviated summary based on tax laws and regulations in effect on the date of the Prospectus. Tax law is subject to change by legislative, administrative or judicial action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds. For information concerning the federal income tax consequences to the owners of variable universal life insurance and deferred annuity contracts, see the prospectuses for the contracts.

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OFFERING AND PURCHASE OF SHARES

Management Corp. acts as the Trust’s underwriter in the distribution of the shares of each Fund.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to certain registered separate accounts (the “Accounts”) of State Farm Life Insurance Company and State Farm Life and Accident Assurance Company (“State Farm”) to support certain variable deferred annuity contracts and variable universal life insurance contracts offered by State Farm (together, the “Contracts”). Net purchase payments under the Contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Accounts purchase and redeem shares of the Funds for their subaccounts at net asset value without sales or redemption charges.

For each day on which a Fund’s net asset value is calculated, the Accounts transmit to the Trust any orders to purchase or redeem shares of the Fund(s) based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed that day. In accordance with the federal securities laws, accounts purchase and redeem shares of each Fund at the Fund’s net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectuses for the Contracts and the Accounts for a more detailed description of the procedures whereby a Contract owner, annuitant or beneficiary may allocate his or her interest in the Account to a subaccount using the shares of one of the Funds as an underlying investment medium.

In the future, the Trust may offer shares of one or more of the Funds (including new funds that might be added to the Trust) to other registered or unregistered separate accounts of State Farm or its life insurance company affiliates to support variable annuity or variable life insurance contracts (other than the Contracts). Likewise, the Trust may also, in the future and subject to obtaining required regulatory approvals, offer shares of one or more of the Funds directly to qualified pension and retirement plans.

Because shares of the Funds are offered to Accounts supporting variable deferred annuity Contracts and Accounts supporting variable universal life insurance Contracts, a potential for certain conflicts may exist between the interests of owners of variable deferred annuity Contracts and owners of variable universal life insurance Contracts. Likewise, in the event that shares of any Fund are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable deferred annuity contract owners, variable universal life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable deferred annuity Contracts or variable universal life insurance Contracts arising from the fact that shares of any Fund might be held by such entities. The Trust’s Board of Trustees, however, will monitor the Funds in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

REDEMPTION OF SHARES

Shares are redeemed at the net asset value per share next determined after the receipt of proper notice of redemption. Payment for redeemed shares will generally occur within seven days of receipt of a proper notice of redemption. The Trust reserves the right to redeem shares in kind. The right to redeem shares or to receive payment with respect to any redemption may be suspended for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or when such Exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, which makes disposal of a Fund’s securities or determination of the net asset value of a Fund not reasonably practicable, and for any other periods as the Commission may by order permit for the protection of shareholders of the Fund.

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DIVIDENDS AND DISTRIBUTIONS

It is the Trust’s intention to distribute substantially all the net investment income, if any, of a Fund. Dividends from net investment income of a Fund will be paid at least annually and distributions from net realized capital gains will be paid at least annually; all dividends and distributions will be reinvested in additional full and fractional shares of that Fund. Shares will begin accruing dividends on the day following the date on which the shares are issued, the date of issuance customarily being the “settlement” date.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

Pursuant to an underwriting agreement, Management Corp. serves as the principal underwriter for the Trust. For its services as principal underwriter, Management Corp. receives no compensation. As described more fully above, shares of each Fund are sold in a continuous offering and are authorized to be offered to the Accounts to support the Contracts.

CUSTODIANS

JPMorgan Chase Manhattan Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 5th Floor, Brooklyn, New York 11245 (“JPMorgan Chase”), acts as custodian of the assets of the Money Market Fund, Bond Fund, Large Cap Equity Fund, Small/Mid Cap Equity Fund, and Stock and Bond Balanced Fund. Under its custody agreement with the Trust, JPMorgan Chase maintains the portfolio securities acquired by the Money Market, Bond, Large Cap Equity, Small/Mid Cap Equity and Stock and Bond Balanced Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Similarly, Barclays Global Investors, 45 Fremont Street, San Francisco, California 94105 (“BGI”), is the Trust’s custodian for the Large Cap and Small Cap Equity Index Funds. Under its custody agreement with the Trust, BGI maintains the portfolio securities acquired by the Large Cap and Small Cap Equity Index Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of these Funds, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 (“IBT”), is the Trust’s custodian for the International Equity Index Fund and International Equity Fund. Under its custody agreement with the Trust, IBT maintains the portfolio securities acquired by the International Equity Index and International Equity Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of this Fund, and performs such other ministerial duties as are included in the custody agreement, a copy of which is on file with the Commission.

JPMorgan Chase, BGI, and IBT (the “custodians”) may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust’s instructions) assets from a Fund’s general (regular) custody account. The custodians also will hold certain assets of certain of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. SFIM performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each of the Funds other than the International Equity Index and International Equity Funds. IBT performs fund accounting services for the International Equity Index and International Equity Funds.

CODE OF ETHICS

SFIM intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in

44

managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with SFIM, Management Corp., and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and Trustees and the employees of SFIM and Management Corp. BGFA and Capital Guardian have adopted a similar Code of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted BGFA and Capital Guardian’s Code of Ethics insofar as it relates to their employees’ activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and BGFA’s and Capital Guardian’s Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Code of Ethics and to BGFA and Capital Guardian’s Code of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Trust has adopted SFIM’s Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

SFIM adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with SFIM’s fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. SFIM’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

With respect to the Stock and Bond Balanced Fund, SFIM votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by SFIM on a case-by-case basis. On most items SFIM votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. SFIM also generally supports proposals that foster good corporate governance. On some items, SFIM generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, SFIM carefully reviews and analyzes the issue on a case-by-case basis.

SFIM is not aware of any conflicts of interest between SFIM and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between SFIM and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between SFIM and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, SFIM would refer the voting decision to its Investment Council, consisting of SFIM’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

SFIM has retained BGFA as sub-adviser to manage, under SFIM’s supervision and direction, the Large Cap, the Small Cap and the International Equity Index Funds and to vote the proxies of securities held by those Funds.

BGFA’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, BGFA votes proxies solely in the best economic interests of its clients.

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BGFA’s Proxy Voting Guidelines set forth specific issues on which votes will be made on a case by case basis or which are generally approved or opposed. BGFA generally supports measures which encourage boards of directors to fulfill their primary responsibility to represent the economic interests of shareholders and views independent boards as a key protection for shareholder value. BGFA also generally supports proposals that promote auditor independence and foster good corporate governance.

BGFA’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing BGFA’s independent business judgment on how to vote on specific proxy issues. In certain instances, BGFA may engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest.

SFIM has retained Capital Guardian as sub-adviser to manage, under SFIM’s supervision and direction, the Large Cap Equity Fund and the International Equity Fund and to vote the proxies of securities held by those Funds.

Capital Guardian’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Capital Guardian votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Capital Guardian’s Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Capital Guardian will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

Capital Guardian’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Capital Guardian’s responsibility to vote proxies in the best interests of its clients. In certain instances, the Capital Guardian Special Review Committee reviews proxy decisions for improper influences on the decision-making process.

SFIM has retained Bridgeway as sub-adviser to manage, under SFIM’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Bridgeway.

Bridgeway’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Bridgeway votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Bridgeway’s Proxy Voting Guidelines allow a designated Bridgeway employee to vote proxies based upon the individual facts and circumstances of each issue. Bridgeway votes proxies in a manner to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics.

Bridgeway’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Bridgeway’s responsibility to vote proxies in the best interests of its clients.

SFIM has retained Rainier as sub-adviser to manage, under SFIM’s supervision and direction, a portion of the Small/Mid Cap Equity Fund and to vote the proxies of securities held by that Fund and managed by Rainier.

Rainier’s Proxy Voting Guidelines are incorporated in SFIM’s Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Rainier votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Rainier’s Proxy Voting Guidelines provide that Rainier will ordinarily vote proxies in the manner recommended by an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent, objective analysis of the economic

46

interests of shareholders. This process ensures that Rainier votes in the best interests of its advisory clients, and it insulates Rainier’s voting decisions from any potential conflicts of interest.

Rainier’s Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Rainier’s responsibility to vote proxies in the best interests of its clients.

SFIM has reviewed and approved Capital Guardian’s Proxy Voting Guidelines and adopted those guidelines with respect to the Large Cap Equity Fund and International Equity Fund of the Trust.

SFIM has reviewed and approved BGFA’s Proxy Voting Guidelines and adopted those guidelines with respect to the Large Cap, the Small Cap and the International Equity Index Funds.

SFIM has reviewed and approved Bridgeway’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Bridgeway.

SFIM has reviewed and approved Rainier’s Proxy Voting Guidelines and adopted those guidelines with respect to the portion of the Small/Mid Cap Equity Fund managed by Rainier.

SFIM’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, SFIM may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

SFIM’s proxy voting policies and procedures are available to shareholders upon request. A record of proxy votes is filed with the SEC and is available to the public for at least two years. This information is available without charge upon request at 1-888-702-2307.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP acts as independent registered public accounting firm for the Trust. Its offices are at 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually and reviews the federal and state tax returns and performs other services as requested by the Committee of Independent Trustees of the Trust.

SHARES

The Trust was organized as a business trust pursuant to the laws of the State of Delaware on February 21, 1997. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently nine series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

State Farm provided the initial capital for the Trust by purchasing $15,000,000, $30,000,000, $54,000,000, $10,000,000, and $10,000,000 of shares in the Large Cap Equity Index, Small Cap Equity Index, International Equity Index, Bond, and Money Market Funds, respectively. Such shares were acquired for investment and can only be disposed of by redemption.

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As of April 1, 2006, State Farm owned the following percentages of the Funds’ outstanding shares:

FUND	%
Money Market Fund	0
Bond Fund	0
Large Cap Equity Index Fund	0
Small Cap Equity Index Fund	7.94
International Equity Index Fund	27.15
Stock and Bond Balanced Fund	0
Large Cap Equity Fund	96.84
Small/Mid Cap Equity Fund	98.51
International Equity Fund	98.42

All shares of the Funds other than those owned by State Farm are owned of record by the separate accounts underlying the Contracts. No person other than State Farm was known to own beneficially 5% or more of the outstanding shares of any Fund. Officers of the Trust as a group own less than 1% of any series of the Trust.

VOTING RIGHTS

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners of variable deferred annuity or variable universal life insurance contracts having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, contract owners or plan participants having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

OTHER INFORMATION

This SAI and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto (the “Registration Statement”), which the Trust has filed with the Commission, to which reference is hereby made.

AUDITED FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended December 31, 2005, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust’s annual report to shareholders dated December 31, 2005. The unaudited financial statements for the Trust for the six-month period ended June 30, 2006, and the notes thereto are incorporated herein by reference from the Trust’s semi-annual report to shareholders dated June 30, 2006.

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Appendix A

Description Of Bond Ratings

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings By Moody’s

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1            Highest Quality

Prime 2            Higher Quality

Prime-3            High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1.    Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2.    Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

–	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

–	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

STATE FARM VARIABLE PRODUCT TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 23. EXHIBITS

(a)	Declaration of Trust(10)
(b)	Bylaws(1)
(c)	N/A
(d)(1)	Investment Advisory and Management Services Contract between Registrant and State Farm Investment Management Corp.(10)
(d)(2)	Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Barclays Global Fund Advisors(2)
(d)(3)	Investment Sub-advisory Agreement among Registrant, State Farm Investment Management Corp., and Capital Guardian Trust Company(10)
(d)(4)	Form of Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.
(d)(5)	Form of Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Rainier Investment Management, Inc.
(e)	Underwriting Agreement between Registrant and State Farm VP Management Corp.(4)
(f)	N/A
(g)(1)	Custodial Agreement between Registrant and JP Morgan Chase Bank, N.A.(10)
(g)(2)	Custodial Agreement between Registrant and Barclays Global Investors, N.A.(3)
(g)(3)	Custodial Agreement between Registrant and Investors Bank and Trust Company(10)
(g)(4)	Delegation Agreement between Investors Bank and Trust Company and Registrant(5)
(h)(1)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life Insurance Company Separate Accounts(10)
(h)(2)	Participation Agreement between Registrant, State Farm VP Management Corp., and State Farm Life and Accident Assurance Company Separate Accounts(10)
(h)(3)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company(2)
(h)(4)	Form of Transfer Agency and Service Agreement(7)
(h)(5)	Transfer Agency and Service Agreement between Registrant and State Farm Investment Management Corp.(10)
(i)	Consent of Greenberg Traurig, LLP [To be filed by amendment]
(j)	Consent of Ernst & Young LLP [To be filed by amendment]
(k)	N/A
(l)	N/A
(m)	N/A

(n)	None
(p)(1)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm VP Management Corp. and State Farm Mutual Fund Trust.(11)
(p)(2)	Code of Ethics of Barclays Global Investors, N.A. and its subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services.(4)
(p)(4)	Code of Ethics of The Capital Group Companies Inc.(9)

(1)	Incorporated by reference to the initial Registration Statement on Form N-1A filed on behalf of the Registrant on February 27, 1997 (File Nos. 333-22467, 811-08073).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on behalf of the Registrant on November 25, 1997 (File Nos. 333-22467, 811-08073).
(3)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-1A filed on behalf of Registrant on February 26, 1999 (File Nos. 333-22467, 811-08073)
(4)	Incorporated by reference to Post-Effective No. 4 on Form N-1A filed on behalf of Registrant on April 30, 2001 (File Nos. 333-22467, 811-08073)
(5)	Incorporated by reference to Post-Effective No. 5 on Form N-1A filed on behalf of Registrant on April 25, 2002 (File Nos. 333-22467, 811-08073)
(6)	Incorporated by reference to Post-Effective Amendment No. 6 on Form N-1A filed on behalf of Registrant on April 30, 2003 (File Nos. 333-22467, 811-08073)
(7)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-1A filed on behalf of Registrant on April 29, 2004 (File Nos. 333-22467, 811-08073)
(8)	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed on behalf of Registrant on February 18, 2005 (File Nos. 333-22467, 811-08073)
(9)	Incorporated by reference to Post-Effective Amendment No.11 on Form N-1A filed on behalf of Registrant on May 13, 2005 (File Nos. 333-22467, 811-08073)
(10)	Incorporated by reference to Post-Effective Amendment No. 12 on Form N-1A filed on behalf of Registrant on July 22, 2005 (File Nos. 333-22467, 811-08073)

(11)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-1A filed on behalf of the Registrant on April 27, 2006 (File Nos. 333-22467, 811-08073)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption “Management of the Trust - Trustees and Officers” and “Additional Information - Shares” is incorporated herein by reference.

ITEM 25. INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated February 21, 1997 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Management of the Trust” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Edward B. Rust, Jr., Director and President*

Michael L. Tipsord, Director, Senior Vice President and Treasurer*

Mike Davidson, Vice Chairman and Chief Agency Marketing Officer - State Farm Mutual Automobile Insurance Company.

Jim Rutrough, Director and Senior Vice President. Vice Chairman and Chief Administrative Officer - State Farm Mutual Automobile Insurance Company.

Vincent J. Trosino, Director. President, Vice Chairman of the Board, and Chief Operating Officer - State Farm Mutual Automobile Insurance Company; Director, Vulcan Materials Company.

Susan D. Waring, Vice President*

Donald E. Heltner, Vice President*

John S. Concklin, Vice President*

John W. North, Director and Senior Vice President*

Phillip G. Hawkins, Vice President*

David Grizzle, Chief Compliance Officer and Assistant Secretary - Treasurer; Director - State Farm Mutual Automobile Insurance Company

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. Other than the Registrant, State Farm VP Management Corp. serves as principal underwriter to State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust and to four separate accounts that offer variable insurance products issued by State Farm life insurance companies. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edward B. Rust Jr.	Director and President	Trustee and President

Michael L. Tipsord	Director, Senior Vice President and Treasurer	Trustee, Senior Vice President and Treasurer

Michael C. Davidson	Director and Senior Vice President	None

Susan D. Waring	Senior Vice President and Director	Vice President

Jim Rutrough	Senior Vice President and Director	None

Dick Paul	Vice President and Secretary	Vice President and Secretary

John W. North	Director and Senior Vice President	Senior Vice President

Phillip G. Hawkins	Vice President	Vice President

Michael Matlock	Vice President	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

(c)	Barclays Global Investors

45 Fremont Street

San Francisco, California 94105

(d)	Investors Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(e)	Chase Manhattan Bank

North American Insurance Securities Services

3 Chase MetroTech Center, 5th Floor

Brooklyn, New York 11245

(f)	Capital Guardian Trust Company

333 South Hope Street

Los Angeles, California 90071

(g)	Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(h)	Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, Washington 98101

ITEM 29. MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS

The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund (other than the Money Market Fund) is delivered a copy of the Registrant’s latest annual report to shareholders.

The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Variable Product Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 28th day of September 2006.

STATE FARM VARIABLE PRODUCT TRUST

By:	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Pursuant to the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Edward B. Rust, Jr.	Trustee and President	September 28, 2006

*Michael L. Tipsord	Trustee, Senior Vice President and Treasurer	September 28, 2006

*Thomas M. Mengler	Trustee	September 28, 2006

*James A. Shirk	Trustee	September 28, 2006

*Donald A. Altorfer	Trustee	September 28, 2006

*Victor J. Boschini	Trustee	September 28, 2006

*David L. Vance	Trustee	September 28, 2006

**Alan R. Latshaw	Trustee	September 28, 2006

By:	/s/ David Moore
David Moore
Attorney-In-Fact
September 28, 2006

*	Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number six on Form N-1A, No. 333-22467 filed April 30, 2003.

**	Original power of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, have been executed and are incorporated by reference from post-effective amendment number 12 on Form N-1A, No. 333-22467 filed July 22, 2005.

EXHIBIT INDEX

N-1A ITEM 23 EXHIBIT LETTER DESCRIPTION

(d	)(4)	Form of Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Bridgeway Capital Management, Inc.

(d	)(5)	Form of Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp. and Rainier Investment Management, Inc.